SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

         Filed by the registrant [X]

         Filed by a party other than the registrant [ ]

         Check the appropriate box:
         [ ] Preliminary Proxy Statement
                                                    [ ] Confidential,  for   Use
                                                        of the  Commission  Only
                                                        (as  permitted  by  Rule
                                                        14a-6(e)(2))
         [X] Definitive Proxy Statement

         [X] Definitive Additional Materials

         [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Matrix Pharmaceutical, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                           Matrix Pharmaceutical, Inc.
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
         [X] No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transactions applies:
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
         (5) Total fee paid:
--------------------------------------------------------------------------------
         [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:
--------------------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
         (3) Filing Party:
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         (4) Date Filed:
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


                         MATRIX PHARMACEUTICAL, INC.
                              34700 CAMPUS DRIVE
                          FREMONT, CALIFORNIA 94555
                                 MAY 16, 1997

Dear Stockholder:

   You are cordially invited to attend the Annual Meeting of Stockholders ("Annual Meeting") of Matrix Pharmaceutical, Inc. (the "Company"), which will be held at 10:00 A.M. on June 25, 1997, at the Company's headquarters, 34700 Campus Drive, Fremont, California 94555.

   At the Annual Meeting, you will be asked to consider and vote upon the following proposals:

      (i) to elect a Board of six directors to serve for the ensuing year or until their successors are duly elected and qualified;

      (ii) to approve a series of amendments to the Company's 1988 Restricted Stock Plan (the "Plan"), including (i) an increase in the maximum number of shares of common stock authorized for issuance under the Plan by an additional 2,000,000 shares and (ii) the extension of the term of the Plan from September 2, 1998 to December 31, 2002;

      (iii) to approve a series of amendments to the Company's 1991 Directors Stock Option Plan (the "Directors Plan"), including an increase in the maximum number of shares of common stock authorized for issuance under the Directors Plan by an additional 250,000 shares; and

      (iv) to ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 1997.

   The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting.

   After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote IN FAVOR OF each such proposal.

   After reading the Proxy Statement, please mark, date, sign and return by no later than June 11, 1997, the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, OR ATTEND THE ANNUAL MEETING IN PERSON.

   Copies of the Matrix Pharmaceutical, Inc. 1996 Annual Report to Stockholders as well as the Company's Annual Report on Form 10-K are also enclosed.

   We look forward to seeing you at the Annual Meeting.

                                   Sincerely,



                                   Craig R. McMullen,
                                   President and Chief Executive Officer

--------------------------------------------------------------------------------
                                  IMPORTANT
  PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ACCOMPANYING POSTAGE- PAID RETURN ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING YOUR SHARES MAY BE VOTED.
--------------------------------------------------------------------------------

                         MATRIX PHARMACEUTICAL, INC.
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                JUNE 25, 1997

TO THE STOCKHOLDERS OF MATRIX PHARMACEUTICAL, INC.:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Matrix Pharmaceutical, Inc., a Delaware corporation (the "Company"), will be held at 10:00 A.M. local time on Wednesday, June 25, 1997, at the Company's headquarters, 34700 Campus Drive, Fremont, California
94555, for the following purposes:

      1. To elect a Board of six directors to serve for the ensuing year or until their respective successors are elected and qualified.

      2. To approve a series of amendments to the Company's 1988 Restricted Stock Plan (the "Plan"), including (i) an increase in the maximum number of shares of common stock authorized for issuance under the Plan by an additional 2,000,000 shares and (ii) the extension of the term of the Plan from September 2, 1998 to December 31, 2002.

      3. To approve a series of amendments to the Company's 1991 Directors Stock Option Plan (the "Directors Plan"), including an increase in the maximum number of shares of common stock authorized for issuance under the Directors Plan by an additional 250,000 shares.

      4. To ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 1997.

      5. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Stockholders of record at the close of business on April 28, 1997 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company's offices for 10 days prior to the Annual Meeting.

   All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement, which describes the matters to be voted upon at the Annual Meeting, and mark, date, sign and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to ensure that all your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy vote will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

                                   Sincerely,



                                   James R. Glynn,
                                   Senior Vice President,
                                   Chief Financial Officer and Secretary

Fremont, California
May 16, 1997

   YOUR VOTE IS VERY IMPORTANT. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY. IF YOU DO NOT EXPECT TO ATTEND IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

                         MATRIX PHARMACEUTICAL, INC.
                              34700 CAMPUS DRIVE
                          FREMONT, CALIFORNIA 94555

                         ---------------------------
                               PROXY STATEMENT
                         ---------------------------

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JUNE 25, 1997

                     GENERAL INFORMATION FOR STOCKHOLDERS

   THE ENCLOSED PROXY ("PROXY") IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS (THE "BOARD") OF MATRIX PHARMACEUTICAL, INC., A DELAWARE CORPORATION (THE "COMPANY"), FOR USE AT THE 1997 ANNUAL MEETING OF STOCKHOLDERS (THE "ANNUAL MEETING") TO BE HELD AT 10:00 A.M. ON JUNE 25, 1997, AT THE COMPANY'S HEADQUARTERS, 34700 CAMPUS DRIVE, FREMONT, CALIFORNIA 94555, AND AT ANY ADJOURNMENT THEREOF.

   This Proxy Statement and the accompanying form of Proxy was first mailed to the stockholders entitled to vote at the Annual Meeting on or about May 16, 1997.

RECORD DATE AND VOTING

   Stockholders of record at the close of business on April 28, 1997, are entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, there were 21,269,530 shares of the Company's common stock (the "Common Stock") outstanding and entitled to vote, held by 291 stockholders of record. No shares of the Company's preferred stock are outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder as of the record date. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the Proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted IN FAVOR OF the approval of the proposals described in the Notice of Annual Meeting of Stockholders and in this Proxy Statement. Abstentions and broker non-votes (i.e., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

   Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting Peter Dworkin in Investor Relations in writing at 34700 Campus Drive, Fremont, California 94555 or by telephone at (510) 742-9900. To provide the Company sufficient time to arrange for reasonable assistance, please submit such requests by June 11, 1997.

REVOCABILITY OF PROXIES

   Any stockholder giving a Proxy pursuant to this solicitation may revoke it at any time prior to exercise by filing with the Secretary of the Company at its principal executive offices at 34700 Campus Drive, Fremont, California 94555, a written notice of such revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

SOLICITATION

   The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Notice of Annual Meeting, this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. To assure that a quorum will be present in person or by proxy at the Annual Meeting, it may be necessary for certain officers, directors, employees or other agents of the Company to solicit proxies by telephone, facsimile or other means or in person. The Company will not compensate such individuals for any such services. Other than as described above, the Company does not presently intend to solicit proxies other than by mail.

                                  IMPORTANT

   PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PREPAID, RETURN ENVELOPE BY NO LATER THAN JUNE 11, 1997, SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

   THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 (THE "ANNUAL REPORT") AND THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE FORM 10-K ), HAVE BEEN MAILED CONCURRENTLY WITH THE MAILING OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT TO ALL STOCKHOLDERS ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. NEITHER THE ANNUAL REPORT NOR THE FORM 10-K IS CONSIDERED PROXY SOLICITING MATERIAL AND NEITHER IS INCORPORATED INTO THIS PROXY STATEMENT.

                MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
                     PROPOSAL ONE--ELECTION OF DIRECTORS

   At the Annual Meeting, a Board of six directors will be elected to serve until the Company's next Annual Meeting, or until their successors shall have been duly elected and qualified or until their death, resignation or removal. The Board has selected six nominees, all of whom are current directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them IN FAVOR OF the nominees named below. The six candidates receiving the highest number of affirmative votes of all the shares entitled to vote at the Annual Meeting will be elected. If any nominee is unable to or declines to serve as a director, the Proxies may be voted for a substitute nominee designated by the current Board. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

   THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF EACH OF THE FOLLOWING NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING, UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED OR UNTIL THEIR DEATH, RESIGNATION OR REMOVAL.

INFORMATION WITH RESPECT TO NOMINEES

   Set forth below is information regarding the nominees.

                                                                              DIRECTOR
         NAME                   POSITION(S) WITH THE COMPANY            AGE    SINCE
--------------------- ----------------------------------------------- ----- ----------
J. Stephan Dolezalek  Director                                          40    1994
Edward E. Luck .......Chairman of the Board                             46    1985
John E. Lyons ........Director                                          71    1993
Craig R. McMullen  ...Director, President and Chief Executive Officer   53    1991
Julius L. Pericola  ..Director                                          68    1993
Alan E. Salzman ......Director                                          43    1988

BUSINESS EXPERIENCE OF NOMINEES

   MR. DOLEZALEK has served as a director of the Company since October 1994. Mr. Dolezalek has been an attorney with the firm of Brobeck, Phleger & Harrison LLP, principal outside counsel to the Company, since 1984, and has been a partner in that firm since 1989.

   MR. LUCK, a co-founder of the Company, has held the position of Chairman of the Board since 1989. From 1985 to 1989, he held the positions of President and Chief Executive Officer of the Company. Prior to founding the Company, he was co-founder and President of Cytoscan, Inc., a cancer screening company. He was co-founder, Vice President and Director of Technical Affairs of Collagen Corporation from 1975 to 1979.

   MR. LYONS has been a director of the Company since February 1993. He spent more than 40 years with Merck & Co., Inc., most recently as Vice Chairman from 1988 to his retirement as an officer in 1991. In addition, he served as Executive Vice President of Merck & Co., Inc. from 1985 to 1988 and as Corporate Senior Vice President and President of Merck, Sharp & Dohme Division from 1975 to 1985. Mr. Lyons currently serves as a director of Synaptic Pharmaceutical Corporation and Immunex Corporation.

   MR. MCMULLEN has been President and Chief Executive Officer and a director of the Company since March 1991. From November 1990 until his appointment as President and Chief Executive Officer, he served as a consultant to the Company. From October 1989 to February 1991, Mr. McMullen was a consultant with CRM Associates, a consulting organization. Until October 1989, he was with Hana Biologics, Inc., a biotechnology company ("Hana Biologics"), which he joined as Executive Vice President and Chief Operating Officer in 1984. He became President in 1985 and Chief Executive Officer and a director of Hana Biologics in 1986. From 1978 to 1984, he held a number of positions at Baxter Travenol Laboratories, Inc. ("Baxter Travenol"), including National Sales Manager, Director of Marketing and Sales for the American Instrument Company, Director of Marketing and Sales for the Hyland Diagnostic

Division and Vice President of Marketing for the Laboratory Products and Service Division. Prior to joining Baxter Travenol, he held various management positions with the Scientific Products Division of American Hospital Supply Corporation.

   MR. PERICOLA has been a director of the Company since January 1993. He worked for 40 years with Bristol Myers Squibb Co. ("Bristol Myers"), most recently as Executive Vice President of Bristol-Myers International Group from 1985 to his retirement as an officer in June 1990. Mr. Pericola also served as Corporate Senior Vice President of Bristol Myers Company from 1981 to 1990, and as President of the Bristol Laboratories division from 1975 to 1984. Mr. Pericola is currently a director of Fujisawa U.S.A., Inc. and a trustee of Syracuse Research Corporation and Syracuse University.

   MR. SALZMAN has been a director of the Company since 1988. Mr. Salzman has been a managing general partner of VantagePoint Venture Partners since March 1995. Mr. Salzman was a general partner of Canaan Venture Partners, L.P. from June 1988 through February 1995. From 1984 to 1988, he was a partner of Brobeck, Phleger & Harrison LLP, the Company's principal outside counsel. He is a director of one privately held company.

NUMBER OF DIRECTORS; RELATIONSHIPS

   The Company's Bylaws authorize the Board to fix the number of directors serving on the Board, provided that such number shall not be less than five nor more than nine. The number of directors is currently fixed at seven. Immediately prior to the Annual Meeting, the number of directors will be reduced to six. All directors hold office until the next annual meeting of stockholders, or until their successors shall have been duly elected and qualified or until their earlier death, resignation or removal. Officers are appointed to serve at the discretion of the Board.

   There are no family relationships among executive officers or directors of the Company.

BOARD MEETINGS AND COMMITTEES

   The Board held five meetings and took action by unanimous written consent on two occasions during the fiscal year ended December 31, 1996. The Board has an Audit Committee and a Compensation Committee, but does not have a standing Nominating Committee. Each director, except Mr. Murdock, attended or participated in at least 75% of the aggregate number of meetings of the Board and the Board Committees on which such director served which were held during 1996.

   The Audit Committee is primarily responsible for approving the services performed by the Company's independent accountants and reviewing reports of the Company's internal and external auditors regarding the Company's accounting practices and systems of internal accounting controls. During the fiscal year ended December 31, 1996, the Audit Committee consisted of two directors, Mr. Lyons and Mr. Salzman. The Audit Committee held one meeting during the fiscal year ended December 31, 1996, at which both members were in attendance.

   The Compensation Committee reviews and approves the Company's general compensation policies, sets compensation levels for the Company's executive officers and administers the Company's 1988 Restricted Stock Plan and other employee (and officer) benefit programs. During the fiscal year ended December 31, 1996, the Compensation Committee consisted of two directors, Mr. Pericola and Mr. Salzman. The Compensation Committee met seven times for the fiscal year ended December 31, 1996, at which both members were in attendance. Furthermore, the Compensation Committee took action by unanimous written consent on one occasion during the fiscal year ended December 31, 1996.

DIRECTOR COMPENSATION

   The non-employee Board members do not receive any cash compensation for their service on the Board or any Committee of the Board. However, such individuals are reimbursed for travel expenses incurred in attending Board or Committee meetings.

   Each non-employee Board member will receive an automatic option grant for 40,000 shares of Common Stock under the Company's 1991 Directors Stock Option Plan (the "Directors Plan") on the date of his or her initial election or appointment to the Board. Each such initial grant will become exercisable for one-third of the shares upon the optionee's completion of each year of Board service over the three-year period measured from the grant date. However, the option will become immediately exercisable for all of the option shares if the optionee dies or becomes disabled during his or her period of Board service or if the Company is acquired by merger or asset sale or if there should occur a change in control of the Company through a successful tender offer for more than 40% of the Company's outstanding Common Stock or a change in the majority of the Board effected through one or more contested elections for Board membership. In addition, on the date of each Annual Stockholders Meeting, each individual re-elected as a non-employee Board member will receive an automatic option grant for an additional 3,000 shares of Common Stock, provided such individual has served as a Board member for at least six months. Each such annual option grant will become exercisable for all the option shares upon the optionee's completion of one year of Board service measured from the grant date, subject to acceleration upon an acquisition of the Company by merger or asset sale or other change in control of the Company. All options under the Directors Plan have a maximum term of 10 years, subject to earlier termination upon the optionee's cessation of Board service. Upon the successful completion of a hostile tender offer for more than 40% of the Company's outstanding Common Stock, each automatic option grant will be canceled, and the non-employee Board member will be entitled to a cash distribution from the Company based upon the tender-offer price.

   At the 1996 Annual Stockholders Meeting held on May 16, 1996, Messrs. Dolezalek, Luck, Lyons, Murdock, Pericola and Salzman each received an automatic stock option grant under the Directors Plan for 3,000 shares of Common Stock in connection with their re-election as non-employee Board members. Each such option has an exercise price of $26.00 per share, the fair market value per share of Common Stock on the grant date.

      PROPOSAL TWO--APPROVAL OF AMENDMENTS TO 1988 RESTRICTED STOCK PLAN

INTRODUCTION

   The stockholders are being asked to approve a series of amendments to the Company's 1988 Restricted Stock Plan (the "Plan") that will effect the following changes: (i) increase the number of shares of Common Stock issuable under the Plan by an additional 2,000,000 shares, (ii) render the non-employee Board members eligible to receive option grants and direct stock issuances under the Discretionary Option Grant and Stock Issuance Programs in effect under the Plan,
(iii) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, (iv) allow unvested shares issued under the Plan and subsequently repurchased by the Company at the option exercise or direct issue price paid per share to be re-issued under the Plan through subsequent option grants or direct issuances, (v) extend the term of the Plan from September 2, 1998 to December 31, 2002 and (vi) effect a series of additional changes to the provisions of the Plan (including the stockholder approval requirements, the transferability of non-statutory stock options and the elimination of the six-month holding period requirement as a condition to the exercise of stock appreciation rights) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws.

   The proposed share increase will assure that a sufficient reserve of Common Stock is available under the Plan in order for the Company to provide a comprehensive equity incentive program for the Company's officers, employees, non-employee Board members and independent consultants which will encourage such individuals to remain in the Company's service and more closely align their interests with those of the stockholders. The remaining amendments which form part of this Proposal will enhance the Company's opportunity to provide additional equity incentives to attract and retain the services of qualified non-employee Board members and will facilitate plan administration by eliminating a number of limitations and restrictions previously incorporated into the Plan to comply with the applicable requirements of SEC Rule 16b-3 prior to its recent amendment.

   The Plan was originally adopted by the Board of Directors on September 2, 1988, and the stockholders approved the Plan on February 28, 1989. The Plan has been subsequently amended and restated on April 28, 1992, March 15, 1994 and December 14, 1995 to increase the number of shares authorized for issuance under the Plan, and those restatements were approved by the stockholders on May 11, 1993, May 24, 1994 and May 16, 1996, respectively. The new amendments were adopted by the Board on March 19, 1997, subject to stockholder approval at the Annual Meeting. The affirmative vote of a majority of the Common Stock present or represented by Proxy at the Annual Meeting and entitled to vote on the Proposal is required for approval of the amendments.

   The terms and provisions of the Plan, as amended through March 19, 1997, are described more fully below. The description, however, is not intended to be a complete exposition of all the terms of the Plan. A copy of the Plan will be furnished by the Company to any stockholder upon written request to the Secretary of the Company at the Company's headquarters in Fremont, California.

PLAN STRUCTURE

   The Plan is divided into two separate components:

   OPTION GRANT PROGRAM. Officers, employees, non-employee Board members and independent consultants may, at the discretion of the plan administrator, be granted options to purchase shares of Common Stock at an exercise price not less than 85% of the fair market value of the option shares on the grant date. The granted options may be either incentive stock options that are designed to meet the requirements of Section 422 of the Internal Revenue Code or non-statutory stock options not intended to satisfy such requirements. In addition, the granted options may include stock appreciation rights which will allow the holders to surrender those options for payments from the Company based on the appreciation in the market value of the Common Stock over the period the options are outstanding.

   STOCK ISSUANCE PROGRAM. Officers, employees, non-employee Board members and independent consultants may be granted the right to purchase shares of Common Stock at fair market value or at discounts of up to 15%. Shares may also be issued as a bonus for past services, without any cash payment required of the participant.

ADMINISTRATION

   The Plan is currently administered by the Compensation Committee ("Committee"). The Committee has full authority to determine the eligible individuals to whom option and stock appreciation right grants are to be made or to whom shares are to be directly issued, the number of shares to be covered by each such grant or issuance, the maximum term for which any granted option or stock appreciation right is to remain outstanding, the time or times at which the granted options or stock appreciation rights are to become exercisable or the issued shares are to vest, and all the other terms and conditions of awards under the Plan. In addition, the Committee has full authority to accelerate the exercisability of outstanding options and to terminate the Company's outstanding repurchase rights with respect to unvested shares, all upon such terms and conditions as it deems appropriate. All expenses incurred in administering the Plan will be paid by the Company.

ELIGIBILITY

   The persons eligible to participate in the Plan are limited to (i) employees (including officers), (ii) the non-employee Board members and (iii) independent consultants in the service of the Company or its parent or subsidiary corporations (whether now existing or subsequently established). Non-employee Board members are also eligible to receive automatic option grants under the 1991 Directors Stock Option Plan. As of March 31, 1997, approximately 181 individuals (including nine officers of the Company and five non-employee Board members) were eligible to participate in the Plan.

SHARE RESERVE

   The maximum number of shares of the Common Stock issuable over the term of the Plan may not exceed 4,630,953 shares (net of 238,095 shares previously canceled and retired from the Plan), including the 2,000,000-share increase for which stockholder approval is sought as part of this Proposal No. 2. Such shares will be made available either from the Company's authorized but unissued Common Stock or from Common Stock reacquired by the Company.

   The maximum number of shares for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances may not exceed 750,000 shares in the aggregate over the term of the Plan. However, for purposes of this limitation, any option grants, stock appreciation rights or direct stock issuances made prior to December 31, 1993 will not be taken into account.

   Should an option be terminated or canceled for any reason prior to exercise or surrender in full (including options canceled in accordance with the cancellation-regrant provisions described below), the shares subject to the portion of the option not so exercised or surrendered will be available for subsequent grant. Unvested shares issued under the Plan and subsequently repurchased by the Company, at the option exercise or direct issue price paid per share, pursuant to the Company's repurchase rights under the Plan will be added back to the share reserve and will accordingly be available for reissuance. However, shares subject to any stock option surrendered or cancelled in connection with the stock appreciation right provisions of the Plan will not be available for subsequent issuance.

   As of March 31, 1997, approximately 1,919,378 shares of Common Stock were subject to outstanding options under the Plan, and 2,200,462 shares of Common Stock (including the 2,000,000 shares which are subject to stockholder approval as part of this Proposal) were available for issuance under future option grants and stock issuances. Furthermore, as of March 31, 1997, 749,208 shares (including 238,095 that have previously been canceled and retired from the Plan) have been issued under the Plan. As of March 31, 1997, the weighted average exercise price payable per share upon the exercise of outstanding options was $7.40. The expiration dates for all such outstanding options range from October 12, 1998 to March 19, 2007.

CHANGES IN CAPITALIZATION

   In the event any change is made to the Common Stock issuable under the Plan (by reason of any stock dividend, stock split, combination of shares, recapitalization, or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration), appropriate adjustments will be made to (i) the aggregate number and/or class of securities available for issuance under the Plan, (ii) the maximum number and class of securities for which any one participant may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances in the aggregate under the Plan and (iii) the number and/or class of securities and the price per share in effect under each outstanding option and stock appreciation right in order to prevent the dilution or enlargement of benefits thereunder.

VALUATION

   For purposes of establishing the option exercise price or direct issue price and for all other valuation purposes under the Plan, the fair market value per share of Common Stock on any relevant date will be the closing selling price per share as reported on the Nasdaq National Market. As of March 31, 1997, the fair market value per share of the Common Stock was $6.375 per share, as reported on the Nasdaq National Market.

TERMS OF OPTION GRANT PROGRAM

   PRICE AND EXERCISABILITY. The exercise price per share may not be less than 85% of the fair market value per share of Common Stock on the grant date, and no option may be outstanding for more than a 10-year term. If the granted option is intended to be an incentive stock option under the Federal tax laws, the exercise price must not be less than 100% of the fair market value per share of the Common Stock on the grant date.

   The exercise price is payable in cash or in shares of Common Stock. Optionees are also permitted to exercise the option through a broker-dealer sale and remittance procedure which will allow the optionee to exercise the option and sell the purchased shares on the same day, with a portion of the sale proceeds utilized to satisfy the exercise price payable for the purchased shares. The Committee may also assist any optionee (including an officer) in the exercise of the option by (i) authorizing a loan from the Company or (ii) permitting the optionee to pay the exercise price in installments over a period of years. The terms and conditions of any such deferred payment arrangement will be established by the Committee in its sole discretion, but in no event may the maximum credit extended to the optionee exceed the aggregate exercise price payable for the purchased shares (less the par value of those shares), plus any federal and state income or employment taxes incurred in connection with the purchase. The Committee may determine that one or more loans may be forgiven in whole or in part over the individual s period of service with the Company.

   The vesting schedule for each granted option will be determined by the Committee and will be set forth in the instrument evidencing such grant. The granted option may be (i) immediately exercisable for vested shares, (ii) immediately exercisable for unvested shares subject to the Company's repurchase rights, or (iii) exercisable in installments for vested shares over the optionee's period of service.

   Options are generally not assignable or transferable other than by will or the laws of inheritance, and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

   STOCK APPRECIATION RIGHTS. At the discretion of the Committee, options may be granted with stock appreciation rights. A stock appreciation right grants the holder the right to surrender the underlying option for an appreciation distribution from the Company equal in amount to the excess of (i) the fair market value (on the of exercise date) of the shares of Common Stock in which the optionee is at the time vested under the surrendered option over (ii) the aggregate option exercise price payable for those shares.

The appreciation distribution may be made, at the discretion of the Committee, either in shares of Common Stock valued at fair market value on the option surrender date or in cash or in a combination of cash and Common Stock.

   Limited stock appreciation rights may be granted to one or more officers of the Company subject to the short-swing profit restrictions of the Federal securities laws. In the event that more than 50% of the Company's outstanding voting stock were to be acquired pursuant to a hostile tender offer, each outstanding option with such a limited right would automatically be canceled, to the extent such option was at the time exercisable for vested shares. In return for the canceled option (or canceled portion), the officer would receive a cash distribution from the Company based upon the tender offer price payable per share of vested Common Stock subject to the canceled option.

   Prior to September 1991, options were granted under the Plan to certain executive officers which included a different form of limited stock appreciation right. These particular options provide the option holder, if such individual is an officer at the time that a hostile tender offer for 25% or more of the Company's outstanding voting securities is successfully completed, with a 30-day period in which to surrender the underlying option for a cash distribution from the Company based on the tender offer price payable per vested share subject to the surrendered option.

   CANCELLATION AND NEW GRANT OF OPTIONS. The Committee has the authority to effect, at any time and from time to time, the cancellation of any or all options outstanding under the Plan and to grant in substitution therefor new options covering the same or different numbers of shares of Common Stock but with an exercise price per share not less than 85% of the fair market value per share of the Common Stock on the new grant date.

   TERMINATION OF SERVICE AND REPURCHASE RIGHTS. All options and stock appreciation rights granted under the Plan will terminate upon the expiration of the 12-month period (or such shorter period as the Committee may establish at the time of grant) measured from the date of the optionee's cessation of service with the Company. In the event of the optionee's death, the option will remain exercisable until the first anniversary of the optionee's death and may be exercised by the personal representative of the optionee's estate or by the person inheriting the option. However, each option will only be exercisable during the applicable post-service exercise period for the number of shares (if any) for which such option is exercisable at the time of the optionee's cessation of service, unless the Committee determines at such time to accelerate the exercisability of the option in whole or in part.

   Unvested shares of Common Stock acquired upon the exercise of one or more options will be subject to repurchase by the Company, at the original option exercise price paid per share, upon the optionee's cessation of service prior to vesting in those shares. The Committee has complete discretion in establishing the terms and conditions upon which such repurchase rights are to be exercisable, including the establishment of appropriate vesting schedules and other provisions for the expiration of such rights in one or more installments.

   The Committee will have complete discretion to extend the period following the optionee's termination of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options or vesting of his or her unvested shares in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service. In no event, however, may an option be exercised after the expiration of the option term.

   For purposes of the Plan, an individual will be deemed to continue in the Company's service for so long as he or she renders services to the Company or any parent or subsidiary corporation as an employee, a non-employee Board member or an independent consultant.

TERMS OF STOCK ISSUANCE PROGRAM

   Shares may be issued under the stock issuance program directly, without any intervening stock option grant, in accordance with the following terms and conditions.

   ISSUE PRICE; PAYMENT. The purchase price per share will not be less than 85% of the fair market value per share of Common Stock on the date the Committee authorizes the issuance. The issue price for the purchased shares may be paid in cash, in shares of Common Stock valued at fair market value on the date of issuance, or by promissory note payable to the Company's order. The promissory note may, at the discretion of the Committee, be subject to cancellation over the participant's period of service. Shares may also be issued as a bonus for past services, without any cash or other payment required of the participant.

   VESTING SCHEDULE; RESTRICTIONS. The interest of a participant in the Common Stock issued under the Plan may be fully and immediately vested upon issuance or may vest in one or more installments over the participant's service, as determined by the Committee. The elements of the vesting schedule, including the effect disability or death is to have upon vesting, are to be determined by the Committee at the time of issuance.

   The participant may not sell or transfer any unvested shares of Common Stock, other than permitted transfers by gift to certain family members or family trusts. Except for such transfer restrictions, the participant will have all the rights of a stockholder with respect to the unvested shares. Accordingly, the participant will have the right to vote such shares and to receive any cash dividends or other distributions paid or made with respect to such shares.

   SURRENDER OF SHARES; REPURCHASE. In the event the participant should, while his or her interest in the Common Stock remains unvested, (i) attempt to transfer (other than by permissible gift) any unvested Common Stock or (ii) cease service with the Company, then the Company will have the right to repurchase from such individual, at the purchase price originally paid for such shares, the shares in which he or she has not acquired a vested interest, and such individual will cease to have any stockholder rights with respect to such repurchased shares.

PROVISIONS APPLICABLE TO OPTION GRANTS AND SHARE ISSUANCES

   ACCELERATION OF VESTING. All outstanding options and unvested share issuances under the Plan will vest on an accelerated basis upon certain changes in the ownership or control of the Company. Accordingly, in the event of any one of the following transactions (a "Corporate Transaction"):

      (a) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state of incorporation,

      (b) the sale, transfer or other disposition of substantially all of the Company's assets in liquidation or dissolution of the Company, or

      (c) any reverse merger in which the Company is acquired but continues in existence as a separate entity,

   each outstanding option will automatically become exercisable, immediately prior to the effective date of the Corporate Transaction, for all of the option shares at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares. However, the exercisability of an outstanding option will not so accelerate if and to the extent: (i) such option is to be assumed by the successor corporation (or parent thereof) or (ii) the acceleration of such option is subject to other limitations imposed by the Committee at the time of grant. Immediately following the Corporate Transaction, each option outstanding under the Plan will immediately terminate and cease to be exercisable, except to the extent assumed by the successor corporation or parent thereof.

   The Company's outstanding repurchase rights under both the Option Grant and Stock Issuance Programs will also terminate, and the shares subject to those terminated rights will become fully vested, upon the Corporate Transaction, except to the extent (i) one or more of such repurchase rights are to be assigned to the successor corporation (or its parent company) or (ii) such termination and accelerated vesting are precluded by other limitations imposed by the Committee at the time the repurchase rights are issued.

   The vesting of options and unvested shares upon a Corporate Transaction may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

   STOCKHOLDER RIGHTS. No individual is to have any stockholder rights with respect to shares acquired on exercise of an option or under the share issuance program until such individual has exercised the option and paid the exercise price or purchase price for the purchased shares and has been issued a stock certificate for the purchased shares.

   EXCESS GRANTS. The Plan permits the grant of options to purchase shares and the issuance of shares of Common Stock in excess of the number of shares then available for issuance under the Plan. Any option so granted cannot be exercised and any shares issued must be held in escrow prior to stockholder approval of an amendment increasing the number of shares available for issuance under the Plan.

SHARED INVESTMENT PROGRAM

   In March 1997, the Committee authorized a special risk sharing arrangement to be implemented under the Stock Issuance Program. The new arrangement is designated the Shared Investment Program (the "Program") and will allow the Company's officers and other senior managers the opportunity to acquire shares of Common Stock as a long-term investment which would further align their interests with those of the stockholders.

   STOCK PURCHASE. Under the Program, the Company's executive officers and other key managerial personnel will be given the opportunity to purchase shares of Common Stock in an individually designated amount per participant determined by the Committee. All shares will be purchased at a per share price equal to the fair market value of the Common Stock on the purchase date. The purchase price will be paid through the participant's delivery of a full-recourse promissory note payable to Company. Each note will bear interest at the minimum per annum rate, compounded semi-annually, required under the federal tax laws to avoid the imputation of compensation income and will have a maximum term of nine years. The note will be secured by a pledge of the purchased shares with the Company.

   Thirty-seven individuals are eligible to participate in the Program, including eight executive officers. If the stockholders approve the share increase which forms part of this Proposal, then the Program will be implemented, and it is anticipated that approximately 1,000,000 shares will be issued under the Program.

   RESTRICTIONS ON TRANSFER. None of the shares purchased under the Program may be sold before the first anniversary of the purchase date, except in the event of the participant's death or disability or the occurrence of certain changes in control of the Company. The sale proceeds must be applied to the payment of the principal portion of the note attributable to the shares which are the subject of the sale plus the accrued and unpaid interest on that principal portion.

   SHARED INVESTMENT. If the participant remains in the Company's service until the first anniversary of the purchase date of his or her shares under the Program, then the Company will share any loss which the participant may incur upon the subsequent sale of those shares. The loss sharing arrangement will be as follows:

   o to the extent any shares are sold before the third anniversary of their purchase date, the participant will be responsible for 100% of the loss; and

   o to the extent any shares are sold on or after the third anniversary of their purchase date, the participant will be responsible for only 50% of the loss, and the Company will remit to the participant a cash payment equal to the remaining 50% of that loss.

   The Company will also be entitled under certain circumstances to share in the gain (if any) which the participant may realize upon the subsequent sale of the purchased shares. The gain sharing arrangement will be as follows:

   o to the extent any of the shares are sold before the second anniversary of their purchase date, the participant will only be entitled to receive 50% of the gain, and the remaining 50% of the gain will be paid over to the Company at the time of the sale;

   o to the extent any of the shares are sold on or after the second anniversary but before the third anniversary of their purchase date, the participant will only be entitled to receive 75% of the gain, and the remaining 25% of the gain will be paid over to the Company at the time of the sale; and

   o to the extent any of the shares are sold on or after the third anniversary of their purchase date, the participant will be entitled to receive 100% of the gain.

   The gain/loss sharing arrangement will be in effect only to the extent the shares are sold while there is an outstanding unpaid balance under the participant's note and the sale proceeds are applied to payment of that note.

   TERMINATION OF SERVICE. If a participant's service with the Company terminates by reason of death or disability while his or her note is outstanding, the participant (or the participant's estate in the case of death) will be deemed to have held the purchased shares until the first anniversary of the purchase date. The Company will assume 100% of any loss incurred upon the sale of those shares, provided such sale occurs while there is an unpaid balance under the participant's note. The participant (or his or her estate) will be entitled to 100% of any gain realized upon the sale of the shares following his or her death or disability.

   In the event the participant's service terminates for any other reason after the first anniversary of the purchase date, then the gain/loss sharing arrangement will continue in effect while there remains an outstanding unpaid balance under his or her note. However, if such termination occurs before the first anniversary of the purchase date, then the participant will only be entitled to 50% of the gain realized from any sale of the shares made while there is an unpaid balance outstanding on his or her note and will be responsible for 100% of the loss on any sale of the shares, whether made before or after his or her note is paid.

   Should a participant's service terminate by reason of his or her voluntary resignation or his or her involuntary termination, then that participant will have a 6-month period in which to repay his or her note.

   CHANGE OF CONTROL. Immediately prior to the consummation of a change in control of the Company (whether by merger, sale of all or substantially all of the Company's assets or sale of more than 50% of the outstanding voting securities), all restrictions on the sale of the purchased shares will lapse, and the Company will be responsible for 50% of any loss on the sale of the shares, and the participant will be entitled to 100% of any gain.

AMENDMENT AND TERMINATION OF THE PLAN

   The Board may amend or modify the Plan in any or all respects whatsoever, subject to any required stockholder approval under applicable law or regulation.

   The Board may terminate the Plan at any time, but in all events the Plan will terminate upon the earlier of December 31, 2002 or the date all shares available for issuance under the Plan are issued as vested shares or canceled pursuant to the exercise or surrender of options granted under the Plan. Any options outstanding at the time of the termination of the Plan will remain in force in accordance with the provisions of the instruments evidencing such grants.

STOCK AWARDS

   The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table elsewhere in this Proxy Statement and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted under the Plan between January 1, 1996 and March 31, 1997, together with the weighted average exercise price payable per share. No direct stock issuances have been made to date under the Plan.

                             OPTION TRANSACTIONS

                                                                OPTIONS GRANTED
                                                                   (NUMBER OF    WEIGHTED AVERAGE
                              NAME                                  SHARES)       EXERCISE PRICE
-------------------------------------------------------------- ---------------- -----------------
Craig R. McMullen, President and Chief Executive Officer  .....      --            $   --
James R. Glynn, Senior Vice President, Chief Financial Officer     20,000          $6.375
Andrew G. Korey, Ph.D., Vice President, Medical Information
 and Extramural Scientific Affairs ............................    20,000          $6.375
Richard E. Jones, Ph.D., Vice President, Research and
 Development ..................................................    20,000          $6.375
Dennis M. Brown, Vice President, Discovery Research  ..........    65,000          $11.28
All current executive officers as a group (9 persons)  ........   380,000          $10.17
All current non-employee Board members as a group  ............      --            $   --
All employees, including current officers who are not
 executive officers, as a group (166 persons) .................   910,000          $10.16

FEDERAL TAX CONSEQUENCES OF OPTIONS

   Options granted under the Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to satisfy such requirements. The Federal income tax treatment for the two types of options differ as follows:

   INCENTIVE OPTIONS. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize regular taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

   Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over
(ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

   If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

   NON-STATUTORY OPTIONS. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

   Special provisions of the Internal Revenue Code apply to the acquisition of shares under a non- statutory option if the purchased shares are subject to repurchase by the Company or other substantial risk of forfeiture. These special provisions may be summarized as follows:

      If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company, at the original exercise price paid per share, in the event the optionee's service terminates prior to vesting in the shares, then the optionee will not recognize any taxable income at the time of exercise. The optionee will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the difference between the fair market value of the shares on the date the repurchase right lapses and the option exercise price paid for those shares.

      The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise an amount equal to the difference between the fair market value of the purchased shares on the date of exercise (determined as if the shares were not subject to the Company's repurchase right) and the option exercise price paid for the shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the Company's repurchase right lapses.

      The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee in connection with the exercise of the non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

   STOCK APPRECIATION RIGHTS. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

   DIRECT STOCK ISSUANCE. The tax principles applicable to direct stock issuances under the Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

   DEDUCTIBILITY OF EXECUTIVE COMPENSATION. The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with exercise prices equal to the fair market value of the shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

ACCOUNTING TREATMENT

   Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a direct compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances with exercise or issue prices not less than the fair market value of the shares on the grant or issue date will not result in any direct charge to the Company's earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

   Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in compensation expense to be charged against the Company's earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from prior quarter-end will be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for such rights.

STOCKHOLDER APPROVAL

   The affirmative vote of a majority of the outstanding voting shares of the Company present or represented by Proxy and entitled to vote at the Annual Meeting is required for approval of the amendments to the Plan. Should such stockholder approval not be obtained, then any stock options granted under the Plan on the basis of the 2,000,000-share increase which forms part of this Proposal will terminate without ever becoming exercisable for any of the shares of Common Stock subject to those options, and no further options will be granted on the basis of that increase. In addition, non-employee Board members will remain ineligible to participate in the Discretionary Option Grant and Stock Issuance Programs under the Plan, and unvested shares repurchased by the Company will not be available for reissuance under the Plan. Finally, the extension of the term of the Plan from September 2, 1998 to December 31, 2002 will not be implemented. However, the Plan will continue to remain in effect, and option grants and direct stock issuance may continue to be made pursuant to the provisions of the Plan in effect prior to the amendments summarized in this Proposal, until the available reserve of Common Stock as last approved by the stockholders has been issued.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF ALL AMENDMENTS TO THE COMPANY'S 1988 RESTRICTED STOCK PLAN.

NEW PLAN BENEFITS

   No stock option grants or direct stock issuances have been made as of March 31, 1997 under the Plan on the basis of the 2,000,000-share increase for which stockholder approval is sought under this Proposal No. 2.

                    PROPOSAL THREE--APPROVAL OF AMENDMENTS TO
                        1991 DIRECTORS STOCK OPTION PLAN

INTRODUCTION

   The stockholders are being asked to approve a series of amendments to the Company's 1991 Directors Stock Option Plan (the "Directors Plan") that will effect the following changes: (i) increase the number of shares of Common Stock issuable under the Directors Plan by an additional 250,000 shares, (ii) allow each outstanding option held by an individual serving as a Board member on January 1, 1997 and each subsequently granted option under the Directors Plan to remain outstanding as to any vested option shares for the full 10-year option term, whether or not the optionee continues to serve on the Board, and (iii) effect a series of additional changes to the provisions of the Directors Plan (including the stockholder approval requirements, the transferability of the options for estate planning purposes and the elimination of the six-month holding period requirement as a condition to the exercise of the special cash-out rights provided under the Directors Plan) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain transactions under the Directors Plan from the short-swing liability provisions of the federal securities laws.

   The amendments were adopted by the Board on March 19, 1997 (the "Effective Date"), subject to stockholder approval at the 1997 Annual Meeting. The affirmative vote of the holders of a majority of the Common Stock present or represented by at the Annual Meeting and entitled to vote is required for approval of the amendments to the Directors Plan.

   The purpose of the Directors Plan is to promote the interests of the Company and its parent or subsidiary corporations by offering non-employee members of the Board of Directors the opportunity to participate in a special stock option program designed to attract the best possible personnel for service as directors of the Company and to provide them with significant incentives to remain in the Company's service. Accordingly, the Board recommends the stockholders vote IN FAVOR OF the amendments.

   The principal terms and provisions of the Directors Plan as modified by the recent amendments are summarized below. The summary is not, however, intended to be a complete description of all the terms of the Directors Plan. A copy of the Directors Plan as amended will be furnished without charge to any stockholder upon written request to the Corporate Secretary at the Company's headquarters in Fremont, California.

DESCRIPTION OF THE DIRECTORS PLAN

   Structure. Under the Directors Plan, automatic option grants will be made at periodic intervals to the non-employee members of the Board. At the time an individual first joins the Board as a non- employee director, whether through election at an Annual Stockholders Meeting or through appointment by the Board, that individual will immediately receive an automatic option grant for 40,000 shares of Common Stock, provided he or she has not previously been in the Company's employ. At each Annual Stockholders Meeting, each individual who is re-elected as a non-employee Board member (including individuals who may have previously been in the Company's employ) will automatically be granted a non-statutory option to purchase 3,000 shares of Common Stock, provided such individual has been a member of the Board for at least six months.

   A similar 40,000-share option grant will also be made to any non-employee Board member who is, at the time he or she first joins the Board as a non-employee director, affiliated with a venture capital fund or other investment entity or corporate partner which requires that Board member to transfer to such entity the economic benefit of any option grants which he or she receives under the Directors Plan. This special 40,000-share grant will be made immediately upon his or her cessation of such affiliate status, and any individual who receives such a special grant will not be eligible to receive his or her next 3,000-share annual option grant until the first Annual Stockholders Meeting held more than six months after the grant date of his or her 40,000-share option.

   Options granted under the Directors Plan are non-statutory options not intended to satisfy the requirements of Section 422 of the Internal Revenue Code.

   Administration. All grants under the Directors Plan will be made in strict compliance with the express provisions of the plan document, and no administrative discretion with respect to such grants will be exercised by the Board or any committee of the Board. Stockholder approval of this Proposal will constitute pre-approval of each option granted on or after the date of the Annual Meeting pursuant to the provisions of the Directors Plan summarized below and the subsequent exercise of that option in accordance with those provisions.

   Eligibility. As of March 31, 1997, five non-employee Board members were eligible to participate in the Directors Plan.

   Securities Subject to Directors Plan. The maximum number of shares of Common Stock issuable over the term of the Directors Plan may not exceed 592,858 shares (including the additional 250,000 shares subject to approval by the stockholders as part of this Proposal Three). Such share reserve will be subject to further adjustment in the event of subsequent changes to the Company's capital structure. The shares may be made available either from the Company's authorized but unissued Common Stock or from Common Stock reacquired by the Company, including shares purchased on the open market.

   Should an option expire or terminate for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised will be available for subsequent grant.

   As of March 31, 1997, options for 228,634 shares were outstanding, 318,366 shares remained available for future grant (assuming stockholder approval of the proposed 250,000-share increase), and 45,858 shares had been issued under the Directors Plan.

   Exercise Price. The option exercise price per share will be equal to the fair market value of the Common Stock on the automatic grant date. For all valuation purposes under the Directors Plan, the fair market value of the Common Stock on any relevant date will be deemed equal to the closing selling price of the Common Stock on that date, as quoted on the Nasdaq National Market. On March 31, 1997, the fair market value per share was $6.375.

   The exercise price may be paid in cash or in shares of Common Stock. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm effects the immediate sale of the shares purchased under the option and pays over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares.

   Option Term. Each outstanding option held by an individual serving as a Board member on January 1, 1997 and each subsequently granted option under the Director Plan will remain outstanding for a period of 10 years measured from the automatic grant date, whether or not the optionee continues to serve on the Board. Such options will, however, be subject to earlier termination in connection with certain changes in control or ownership of the Company. Prior to the amendments to the Directors Plan which form part of this Proposal, outstanding options would not remain exercisable for more than a 12-month period following the optionee's cessation of Board service.

   Limitations. No optionee is to have any stockholder rights with respect to the option shares until the optionee has exercised the option and paid the exercise price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance, and during the optionee's lifetime the option may be exercised only by the optionee. However, the optionee may, in connection with his or her estate plan, transfer the option during his or her lifetime to members of his or her immediate family or to a trust established for such family members.

   Exercisability. Each initial option grant for 40,000 shares of Common Stock will become exercisable for such shares in a series of three successive equal annual installments over the optionee's period of continued Board service as follows:

   o The first installment will become exercisable on the first anniversary of the grant date, provided optionee attends all of the regularly-scheduled Board meetings held during the one-year period measured from the grant date. The second installment will become exercisable on the second anniversary of the grant date, provided optionee attends all of the regularly-scheduled Board meetings held during the one-year period measured from the first anniversary of the grant date. The third installment will become exercisable on the third anniversary of the grant date, provided optionee attends all of the regularly-scheduled Board meetings held during the one-year period measured from the second anniversary of the grant date.

   o Should the optionee not attend all of the scheduled Board meetings during the applicable one- year period, then the option will lapse as to the number of shares determined by multiplying one-third of the total option shares by a fraction, the numerator of which is the number of such meetings not attended by the optionee during that one-year period and the denominator of which is the total number of such meetings held during that period.

   Each annual option grant for 3,000 shares of Common Stock will become exercisable in its entirety one year after the grant date, provided the optionee attends all of the regularly-scheduled Board meetings held during that one-year period. Should the optionee not attend all of the scheduled meetings, then the option will lapse as to the number of shares determined by multiplying the number of total option shares by a fraction, the numerator of which is the number of such meetings not attended by the optionee during that one-year period and the denominator of which is the total number of such meetings held during such period.

   Each special option grant for 40,000 shares of Common Stock will become exercisable for the option shares in three equal installments over the optionee's period of continued Board service as follows:

   o The first installment will become exercisable upon the later of (i) the first anniversary of the grant date of the initial automatic option for 40,000 shares (the "Initial Grant Date") which was made to such optionee but the economic benefit of which was assigned to the venture capital fund or other investment entity or corporate partner with which he or she was affiliated at that time or (ii) the grant date of the special option, provided the optionee attended all of the regularly-scheduled Board meetings held during the one-year period measured from the Initial Grant Date. The second installment will become exercisable upon the later of (ii) the second anniversary of the Initial Grant Date or (ii) the grant date of the special option, provided the optionee attended all of the regularly-scheduled Board meetings held during the one-year period measured from the first anniversary of the Initial Grant Date. The final installment will become exercisable upon the later of (i) the third anniversary of the Initial Grant Date or (ii) the grant date of the special option, provided the optionee attended all of the regularly-scheduled Board meetings held during the one-year period measured from the second anniversary of the Initial Grant Date.

   o Should the optionee not attend all of the scheduled Board meetings during the applicable one-year period, the option will lapse as to the number of shares determined by multiplying one-third of the total option shares by a fraction, the numerator of which is the number of such meetings not attended by the optionee during that one-year period and the denominator of which is the total number of such meetings held during that period.

   Termination of Board Membership. Should the optionee cease to serve as a Board member for any reason (other than death) while holding one or more automatic option grants, then such optionee will have until the expiration of the 10-year option term in which to exercise each such option for any or all of the shares of Common Stock for which that option is exercisable at the time of his or her cessation of service on the Board. Should the optionee die while serving as a Board member, then any outstanding automatic grant held by such optionee at the time of death may be subsequently exercised, for any or all of the shares of Common Stock at the time subject to that option, by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of inheritance. The option will remain so exercisable until the expiration of the 10-year term. All options under the Directors Plan will, however, be subject to earlier termination in connection with certain changes in control or ownership of the Company.

   Corporate   Transaction.   Upon  the  occurrence  of  any  of  the  following
transactions (a "Corporate Transaction"):

      (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Company's incorporation;

      (ii) the sale of all, or substantially all, of the Company's assets in complete liquidation or dissolution of the Company; or

      (iii) any reverse merger in which the Company is the surviving entity, but in which all of the Company's outstanding voting stock is transferred to the acquiring entity or its wholly-owned subsidiary;

      each automatic option grant not otherwise at the time fully exercisable will accelerate so that each such option will, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. Immediately following the consummation of such Corporate Transaction, all outstanding options under the Directors Plan will terminate, except to the extent assumed by the successor corporation or its parent company.

   Change in Control. In connection with a change in control of the Company, whether effected by a successful tender offer for securities possessing more than 40% of the total combined voting power of the Company's outstanding securities or through a change in the majority of the Board as a result of one or more contested elections for Board membership, each outstanding automatic option grant will accelerate so that each such option will become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares at any time prior to the expiration or sooner termination of the option term.

   Cash-Out of Options. Upon the successful completion of a hostile tender offer for securities possessing more than 40% of the total combined voting power of the Company's outstanding securities, each outstanding option grant under the Directors Plan will automatically be cancelled, whether or not that option is otherwise exercisable for any option shares, in return for a cash distribution from the Company in an amount per cancelled option share equal to the excess of
(i) the highest  price per share of Common  Stock paid in such tender offer over
(ii) the option exercise price payable per share. Stockholder approval of this Proposal will also constitute pre-approval of such automatic cancellation and cash-out of all options granted under the Directors Plan on or after the date of the Annual Meeting.

   The acceleration of options in the event of a Corporate Transaction or other take-over event may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

   Changes in Capitalization. In the event any change is made to the Common Stock issuable under the Directors Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Directors Plan, (ii) the number and/or class of securities to be made the subject of each subsequent automatic grant made to newly-elected or continuing non-employee Board members and (iii) the number and/or class of securities purchasable under each outstanding option and the exercise price payable per share in order to prevent the dilution or enlargement of benefits thereunder.

   Each outstanding option that is assumed in connection with a Corporate Transaction will be appropriately adjusted to apply and pertain to the number and class of securities which would have been issued to the option holder in the consummation of such Corporate Transaction had that option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments will also be made to the exercise price payable per share and to the class and number of securities available for future issuance under the Directors Plan.

   Plan Amendments. The Board may amend the provisions of the Directors Plan at any time, subject to any required stockholder approval under applicable law or regulation.

   Plan Termination. Unless sooner terminated by the Board, the Directors Plan will terminate on January 27, 2002. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

OPTION GRANT SUMMARY

   The table below provides, as to each current non-employee Board member and all non-employee Board members as a group, the following information with respect to the automatic stock option grants made under the Directors Plan during the period beginning January 1, 1996 and continuing through March 31, 1997: (i) the number of shares for which such automatic option grants have been and (ii) the weighted average exercise price payable per share.


                                                                 WEIGHTED
                                                                  AVERAGE
                                                      NUMBER     EXERCISE
                                                     OF OPTION     PRICE
                  NAME OF DIRECTOR                    SHARES     PER SHARE
-------------------------------------------------- ----------- -----------
J. Stephan Dolezalek ..............................    3,000      $26.00
Edward E. Luck ....................................    3,000      $26.00
John E. Lyons .....................................    3,000      $26.00
Richard D. Murdock ................................    3,000      $26.00
Julius L. Pericola ................................    3,000      $26.00
Alan E. Salzman ...................................    3,000      $26.00
All non-employee directors as a group (6 persons)     18,000      $26.00


NEW PLAN BENEFITS

   As of March 31, 1997, no options have been granted under the Directors Plan on the basis of the 250,000-share increase which forms part of this Proposal No.
3. If the stockholders approve the Proposal, then the following outstanding options held by the non-employee Board members will remain exercisable, for any shares for which those options are exercisable at the time of the optionee's cessation of Board service, for the entire 10-year option term, subject to earlier termination in the event of certain changes in control or ownership of the Company: Mr. Dolezalek, options for 46,000 shares with an average exercise price of $14.03 per share; Mr. Luck, options for 11,716 shares with an average exercise price of $14.34 per share; Mr. Lyons, options for 32,668 shares with an average exercise price of $11.12 per share; Mr. Murdock, options for 46,000 shares with an average exercise price of $14.09 per share; Mr. Pericola, options for 32,668 shares with an average exercise price of $11.05 per share; and Mr. Salzman, options for 48,716 shares with an average exercise price of $12.94 per share.

FEDERAL INCOME TAX CONSEQUENCES

   Options granted under the Directors Plan are non-statutory options which are not intended to satisfy the requirements of Section 422 of the Internal Revenue Code. The Federal income tax treatment for the options is as follows:

   Recognition of Income. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will, however, recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares.

   Income Tax Deduction. The Company will be entitled to a business expense deduction, for the taxable year of the Company in which the option is exercised, equal to the amount of ordinary income recognized by the optionee in connection with such exercise.

RECOMMENDATION OF THE BOARD OF DIRECTORS

   The affirmative vote of a majority of the outstanding voting shares of the Company present or represented by Proxy and entitled to vote at the Annual Meeting is required for approval of the amendments to the Directors Plan. Should such stockholder approval not be obtained, then any stock options granted under the Directors Plan on the basis of the 250,000-share increase which forms part of this Proposal will terminate without ever becoming exercisable for any of the shares of Common Stock subject to those options, and no further options will be granted on the basis of that increase. In addition, all currently outstanding and subsequently granted options under the Directors Plan would remain subject to a maximum 12-month exercise period following the optionee's cessation of Board service, and certain other changes to the Directors Plan (including the stockholder approval requirements) that were intended to take advantage of the recent amendments to Rule 16b-3 of the Exchange Act will not be implemented. The Directors Plan will, however, remain in existence in accordance with the provisions of the plan document in effect immediately prior to the new amendments, and stock options will continue to be made under the Directors Plan until the share reserve as last approved by the stockholders is issued.

   THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE APPROVAL OF ALL AMENDMENTS TO THE DIRECTORS PLAN.

                 PROPOSAL FOUR--RATIFICATION OF SELECTION OF
                           INDEPENDENT ACCOUNTANTS

   The Board has appointed the firm of Ernst & Young LLP, independent accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1997, and is asking the stockholders to ratify this appointment.

   In the event the stockholders fail to ratify the appointment, the Board will reconsider its selection. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the best interest of the Company and its stockholders. The affirmative vote of the holders of a majority of the Company's Common Stock present or represented by Proxy at the Annual Meeting and entitled to vote is required to ratify the selection of Ernst & Young LLP.

   Ernst & Young LLP served as independent auditors to the Company for the fiscal year ended December 31, 1996. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to appropriate questions, and will be given the opportunity to make a statement if he or she so desires.

   THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   It is the duty of the Compensation Committee to review and determine the salaries and bonuses of executive officers of the Company, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The Compensation Committee also has the sole and exclusive authority to make discretionary option grants to the Company's executive officers under the Company's Stock Option Plan.

   The Compensation Committee believes that the compensation programs for the Company's executive officers should reflect the Company's performance and the value created for the Company's stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contribution to the Company's success. The Company is engaged in a very competitive industry, and the Company's success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.

   General Compensation Policy. The Compensation Committee's policy is to provide the Company's executive officers with compensation opportunities which are tied to their personal performance, the financial performance of the Company and their contribution to that performance and which are competitive enough to attract and retain highly skilled individuals. Each executive officer s compensation package is comprised of three elements: (i) base salary that is competitive with the market and reflects individual performance, (ii) annual variable performance awards payable in cash and tied to the Company's achievement of annual financial performance goals and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the Com- pany's stockholders. As an officer's level of responsibility increases, a greater proportion of his or her total compensation will be dependent upon the Company's financial performance and stock price appreciation rather than base salary.

   The Compensation Committee has retained the services of an independent compensation consulting firm to provide advice on executive compensation matters, including the base salary levels for executive officers other than the Chief Executive Officer and the incentive compensation payable to all executive officers. Specifically, the consulting firm furnished the Committee with compensation surveys and data for purposes of comparing the Company's executive compensation levels with those at companies within and outside the industry with which the Company competes for executive talent and provided the Committee with specific recommendations for maintaining the Company's executive compensation at a level competitive with the marketplace.

   Factors. The principal factors that were taken into account in establishing each executive officer's compensation package for the 1996 fiscal year are described below. However, the Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

   Base Salary--Chief Executive Officer. In setting the base salary level payable for the 1996 fiscal year to the Company's Chief Executive Officer, Craig
R. McMullen, the Committee reviewed a detailed performance evaluation compiled for Mr. McMullen. The performance evaluation took into consideration Mr. McMullen's qualifications, the level of experience brought to his position and gained while in the position, the Company goals for which Mr. McMullen had responsibility, specific accomplishments to date, and the importance of Mr. McMullen's individual contributions to the achievement of the Company goals and objectives set for the prior fiscal year. In addition, the Compensation Committee sought to provide him with a level of base salary which it believed, on the basis of its understanding of the salary levels in effect for other chief executive officers at similar-sized companies in the industry, to be competitive with those base salary levels.

   Base Salary--Other Executive Officers. In setting base salaries for executive officers other than the Chief Executive Officer, the Compensation Committee reviewed the compensation data and surveys provided by the independent consultant for comparative compensation purposes. A peer group of 25 companies was identified for such comparative purposes. In selecting the peer group companies, the Compensation Committee focused primarily on whether those companies were actually competitive with the Company in seeking executive talent, whether those companies had a management style and corporate culture similar to the Company's and whether similar positions existed within their corporate structure. A majority of the peer group companies surveyed for comparative compensation purposes were also included in the Nasdaq Pharmaceutical Index which the Company has chosen as the industry index for purposes of the Company Stock Price Performance graph which follows this report.

   The base salary for each executive officer other the Chief Executive Officer reflects the salary levels for comparable positions at the peer group companies as well as the individual's personal performance and internal alignment considerations. The relative weight given to each factor varies with each individual in the sole discretion of the Compensation Committee. Each executive officer's base salary is adjusted each year on the basis of (i) the Compensation Committee's evaluation of the officer's personal performance for the year and
(ii) the competitive marketplace for persons in comparable positions. For the 1996 fiscal year, the base salary of the Company's executive officers was targeted at the 50th percentile of the base salary levels in effect for comparable positions at the peer group companies, subject to 20% variant above or below that level for certain officers of the Company.

   Annual  Incentive  Compensation.  For the 1996 fiscal year, the  Compensation
Committee established, with the assistance of the independent compensation consultant, an incentive compensation program for the executive officers. Since the Company is in the development stage, the use of traditional performance milestones (such as profit levels and return on equity) as the basis for such incentive compensation was not considered appropriate. Instead, the incentive awards for the 1996 fiscal year were tied to the achievement of pre-defined personal and corporate performance targets. The corporate performance targets for such fiscal year were tied to appreciation in the market price of the Company's common stock and approval of the Company's manufacturing facility by the Food and Drug Administration (the "FDA"). On the basis of the Company's success in achieving the FDA milestone and the Committee's evaluation of personal performance for the year, the executive officers (other than the Chief Executive Officer) received bonuses which ranged from 14.2% to 22.1% of their base salary for the year.

   Long Term Incentives. Generally, stock option grants are made periodically by the Compensation Committee to each of the Company's executive officers. Each grant is designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (not less than 85% of the market price of the shares on the grant date) over a specified period of time (up to 10 years). Each option becomes exercisable in a series of installments over a four-year period, contingent upon the officer's continued employment with the Company. Accordingly, the option will provide a meaningful return to the executive officer only if he or she remains employed by the Company during the vesting period, and then only if the market price of the shares appreciates over the option term.

   The size of the option grant to each executive officer, including the Chief Executive Officer, is set by the Compensation Committee at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, the individual's personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. In determining the appropriate level of equity incentive to be provided each individual, the Compensation Committee also takes into account the number of unvested options held by the executive officer and the comparable level of equity-based awards provided similar individuals in the industry as reflected in comparative industry data. However, the relevant weight given to each of these factors varied from individual to individual for the grants made during the 1996 fiscal year.

   CEO Compensation. As indicated above, the base salary for the Company's Chief Executive Officer, Craig R. McMullen, for the 1996 fiscal year was established by the Committee on the basis of a detailed review of his performance and was increased to $300,000. On the basis of certain corporate and individual milestones which the Committee had previously established for Mr. McMullen for the 1996 fiscal year and which milestones had been met, the Committee determined that Mr. McMullen was entitled to a bonus of $57,000 for the 1996 fiscal year. Because of the number of stock options granted to Mr. McMullen through the 1995 fiscal year, the Committee decided not to grant any additional stock options to him during the 1996 fiscal year.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

   Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. Non-performance based compensation paid to the Company's executive officers for the 1996 fiscal year did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid to the Company's executive officers for fiscal 1997 will exceed that limit. The Company's Restricted Stock Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 millon limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

   The Board of Directors did not modify any action or recommendation made by the Compensation Committee with respect to executive compensation for the 1996 fiscal year. It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's performance and the interests of the Company's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

   Submitted by the Compensation Committee of the Company's Board of Directors:

                          Julius L. Pericola, Member
                           Alan E. Salzman, Member

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   As of December 31, 1996, the Compensation Committee of the Board was comprised of Messrs. Pericola and Salzman. No current or past member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries.

   No executive officer of the Company served on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board or Compensation Committee.

PERFORMANCE GRAPH

   The graph depicted below shows the Company's stock price as an index assuming $100 invested on January 28, 1992 (the date of the Company's initial public offering) at the then current market price of $15.00 per share, along with the composite prices of companies listed in the Nasdaq Pharmaceutical Index and Nasdaq Total U.S. Stock Market Index. This information has been provided to the Company by the Nasdaq Stock Market.


(The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T)

                Matrix                    NASDAQ                    NASDAQ
            Pharmaceutical            Pharmaceutical             Stock Market
                 Inc.                     Index                     Index

01/28/92        $100                      $100                       $100
03/31/92         $73                       $85                        $97
06/30/92         $40                       $71                        $91
09/30/92         $41                       $67                        $94
12/31/92         $58                       $81                       $110
03/31/93         $45                       $59                       $112
06/30/93         $60                       $62                       $114
09/30/93         $63                       $67                       $124
12/31/93         $70                       $73                       $126
03/31/94         $74                       $59                       $121
06/30/94         $68                       $52                       $115
09/30/94         $95                       $58                       $125
12/31/94         $92                       $55                       $123
03/31/95         $92                       $59                       $134
06/30/95         $90                       $69                       $154
09/30/95         $93                       $86                       $172
12/31/95        $125                      $100                       $174
03/31/96        $154                      $104                       $182
06/30/96        $120                      $101                       $197
09/30/96         $53                      $103                       $204
12/31/96         $41                      $100                       $214

   The indexes above assume the reinvestment of all dividends.

   Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report on Executive Compensation and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

   The following table sets forth the compensation earned, for services rendered in all capacities to the Company and its subsidiaries, for each of the last three fiscal years by the Company's Chief Executive Officer and the four other highest paid executive officers whose salary and bonus for fiscal 1996 were in excess of $100,000. No executive officer who would have otherwise been included in such table on the basis of salary and bonus earned for fiscal 1996 resigned or terminated employment during that fiscal year. The individuals named in the table will be hereinafter referred to as the Named Officers.

                          SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM
                                                                        COMPENSATION
                                           ANNUAL COMPENSATION             AWARDS
                                   ---------------------------------- --------------
                                                          OTHER ANNUAL    SECURITIES     ALL OTHER
                                      SALARY     BONUS    COMPENSATION    UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR      ($)     ($)(1)        ($)        OPTIONS (#)        ($)
--------------------------- ------ --------- --------- -------------- -------------- --------------
Craig R. McMullen             1996    300,000    57,000     6,000 (2)          --          1,188 (3)
 President and Chief          1995    261,250   100,000     6,000 (2)       40,000           --
 Executive Officer            1994    215,000    60,000     6,000 (2)       40,000           --

James R. Glynn                1996    190,000    42,050       --            20,000         76,188 (4)
 Senior Vice President,       1995     82,500    18,000       --            90,000         15,000 (4)
 Chief Financial Officer      1994        --        --        --               --            --
 and Secretary

Andrew G. Korey, Ph.D.        1996    175,000    24,950       --            20,000           --
 Vice President, Medical      1995    164,625    31,800       --               --            --
  Information and             1994    158,500       --        --            30,000           --
  Extramural Scientific
  Affairs

Richard E. Jones, Ph.D.       1996    173,000    28,200       --            20,000         1,188 (3)
 Vice President,              1995    158,833    31,200       --               --            --
 Research and                 1994    144,000       --        --            30,000           --
 Development

Dennis M. Brown, Ph.D.        1996    164,583    29,750       --            65,000         1,188 (3)
 Vice President,              1995    144,167    20,155       --               --            --
 Discovery Research           1994    135,526       --        --               --            --

------------------
(1) Bonuses are reported for the year earned, although generally paid in the subsequent year.

(2) Represents  yearly  automobile  allowance for Mr. McMullen.

(3) Represents compensation associated with a matching contribution in shares of Common Stock which the Company made on the officer's behalf to the Company's 401(k) Plan (194 shares of Common Stock at $6.125 per share).

(4) Represents relocation allowance for Mr. Glynn of $15,000 in 1995 and $75,000 in 1996. In 1996 the Company also made a matching contribution in shares of Common Stock on Mr. Glynn's behalf to the Company's 401(k) Plan (194 shares of Common Stock at $6.125 per share).

STOCK OPTIONS, EXERCISES AND HOLDINGS

   The following table provides information with respect to the stock option grants made during fiscal 1996 to the Named Officers. No stock appreciation rights were granted during such fiscal year to the Named Officers.

                      OPTION GRANTS IN LAST FISCAL YEAR

                                                                                      POTENTIAL REALIZABLE
                                                                                            VALUE AT
                                                                                    ASSUMED ANNUAL RATES OF
                                                                                    STOCK PRICE APPRECIATION
                                                                                              FOR
                                 INDIVIDUAL GRANTS                                       OPTION TERM(3)
---------------------------------------------------------------------------------   ------------------------
                             NUMBER OF
                            SECURITIES     PERCENT OF TOTAL
                            UNDERLYING     OPTIONS GRANTED
                          OPTIONS GRANTED  TO EMPLOYEES IN    EXERCISE   EXPIRATION
           NAME               (#)(1)         FISCAL YEAR      PRICE(2)      DATE         5% ($)      10% ($)
------------------------ ----------------  ----------------  ----------  -----------   ---------    ---------
JAMES R. GLYNN ..........    20,000             1.65            $6.375    09/26/06     $  207,684   $  330,702
ANDREW G. KOREY, PH.D. ..    20,000             1.65            $6.375    09/26/06     $  207,684   $  330,702
RICHARD E. JONES, PH.D. .    20,000             1.65            $6.375    09/26/06     $  207,684   $  330,702
DENNIS M. BROWN, PH.D. ..    15,000             1.24            $6.375    09/26/06     $  155,763   $  248,027
                             50,000             4.12            $12.75    07/18/06     $1,038,420   $1,653,515

-------------------
(1) Each option will become exercisable for 25% of the option shares upon the optionee's completion of one year of service with the Company, measured from the grant date, and will become exercisable for the balance of the option shares in a series of 36 equal and successive monthly installments upon the optionee's completion of each additional month of service; over the next 36 months thereafter. Each of the options (other than the second option indicated for Mr. Brown) was granted on September 26, 1996. The second option indicated for Mr. Brown was granted on July 18, 1996. None of the granted options will become exercisable for any additional shares following the optionee's cessation of service. Each of the granted options will immediately become exercisable for all of the option shares in the event the Company is acquired by a merger or asset sale, unless the options are assumed by the acquiring entity. Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

(2) The exercise price may be paid in cash or in shares of Common Stock. The option may also be exercised through a cashless exercise procedure pursuant to which the shares purchased under the option are immediately sold by a designated brokerage firm, and a portion of the sale proceeds is paid directly to the Company in payment of the option exercise price for the purchased shares. The Company may also allow the optionee to finance the option exercise by delivering a promissory note in payment of the exercise price for the purchased shares and any taxes incurred by the optionee in connection with such exercise.

(3) There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed five percent and ten percent levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.


OPTION HOLDINGS

   The table below sets forth information concerning the exercise of options during fiscal 1996 by the Named Officers and unexercised options held as of the end of such year by such individuals. No stock appreciation rights were exercised by the Named Officers during such fiscal year, and no stock appreciation rights were held by such individuals at the end of such fiscal year.

                  AGGREGATED OPTION EXERCISES IN FISCAL 1996
                    AND 1996 FISCAL YEAR-END OPTION VALUES

                                                        NO. OF SECURITIES            VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                                                      OPTIONS AT FY-END (#)              AT FY-END(1)
                              SHARES                    ----------------------------- --------------------------
                             ACQUIRED     VALUE
                               ON        REALIZED                                                 UNEXERCISABLE
           NAME              EXERCISE      (2)       EXERCISABLE   UNEXERCISABLE  EXERCISABLE ($)       ($)
------------------------    ----------  ---------   ------------- --------------- --------------- --------------
Craig R. McMullen .......   100,000     $2,636,875     252,053         37,501        1,206,334          --
James R. Glynn ..........     --           --            31,874        78,126            --             --
Andrew G. Korey, Ph.D. ..     --           --            49,494        35,001          198,605          --
Richard E. Jones, Ph.D. .     --           --            73,323        35,001          335,800          --
Dennis M. Brown, Ph.D. ..     --           --             --           65,000            --             --

-------------
(1) Determined by subtracting the exercise price from the market price of the Common Stock on December 31, 1996 ($6.125).

(2) Excess of the fair market value of the purchased shares at the time of the option exercise over the exercise price paid for those shares.

OFFICER LOANS

   In October 1995, the Company loaned James R. Glynn, the Company's Senior Vice President, Chief Financial Officer and Secretary, the principal amount of $100,000 in connection with Mr. Glynn's purchase of his principal residence (the "Property"). Such loan must be repaid no later than October 13, 2000, does not bear interest and is secured by a second deed of trust on the Property. The highest principal amount outstanding during the fiscal year ended December 31, 1996 was, and the current amount outstanding is, $100,000.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

   None of the Company's executive officers have employment agreements with the Company, and their employment may be terminated at any time at the discretion of the Board of Directors. The Compensation Committee as administrator of the Company's 1988 Restricted Stock Plan has the authority to provide for the accelerated vesting of the shares of Common Stock subject to any outstanding options held by the Chief Executive Officer and the Company's other executive officers or any unvested shares actually held by those individuals under the 1988 Restricted Stock Plan, in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following (i) an acquisition of the Company by merger or asset sale or (ii) a change in control of the Company effected through a successful tender offer for more than 50% of the Company's outstanding voting securities or through a change in the majority of the Board as a result of one or more contested elections for Board membership.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   The Company's Restated Certificate of Incorporation and Bylaws provide for indemnification of directors, officers and other agents of the Company. Each of the current directors, and certain officers and agents of the Company have entered into separate indemnification agreements with the Company.

   The Company retains Brobeck, Phleger & Harrison LLP as its principal outside legal counsel. J. Stephan Dolezalek, a director of the Company, has been a partner of Brobeck, Phleger & Harrison LLP since 1989.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and beneficial owners of more than 10% of the outstanding Common Stock to file initial reports of ownership and reports of changes in ownership of such Common Stock with the United States Securities and Exchange Commission ("SEC"). Such officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely on its review of the copies of such forms furnished to the Company and written representations that no other reports were required, the Company believes that during the period from January 1, 1996 to December 31, 1996, all officers, directors and beneficial owners of more than 10% of the outstanding Common Stock complied with all Section 16(a) requirements.

         STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

   The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Common Stock as of December 31, 1996 by (i) all persons who are beneficial owners of five percent or more of the Company's Common Stock, (ii) each director and nominee for election to the Board at the Annual Meeting, (iii) the Named Officers in the Summary Compensation Table above and (iv) all current directors and executive officers as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of December 31, 1996 are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based upon such information furnished by such owners, have sole investment power with respect to such shares, subject to community property laws where applicable.

                            PRINCIPAL STOCKHOLDERS

                                                                                        PERCENT OF
                                                                           NUMBER      TOTAL SHARES
                            NAME AND ADDRESS                              OF SHARES  OUTSTANDING(1)(2)
-----------------------------------------------------------------------  ----------  -----------------
State of Wisconsin Investment Board ...................................   2,065,000        9.7%
  Post Office Box 7842
  Madison, WI 53707
Edward E. Luck(3) .....................................................     846,975        4.0%
Dennis M. Brown(3) ....................................................     610,526        2.9%
Craig R. McMullen(3) ..................................................     255,357        1.2%
Alan E. Salzman(4) ....................................................     104,933           *
Julius L. Pericola(3) .................................................      47,668           *
J. Stephan Dolezalek(5) ...............................................      32,466           *
John E. Lyons(3) ......................................................      24,950           *
Andrew G. Korey, Ph.D.(3) .............................................      71,773           *
Richard E. Jones(3) ...................................................      74,573           *
James R. Glynn(3) .....................................................      35,624           *
All current directors and executive officers as a group (14 persons)(6)   2,133,595         9.8%

---------------
* Less than one percent.

(1) Percentage of beneficial ownership is calculated assuming 21,257,856 shares of Common Stock were outstanding on December 31, 1996. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of December 31, 1996, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned.

(2) This table is based upon information supplied to the Company by executive officers, directors and principal stockholders. The address of each officer and director identified in this table is that of the Company's executive offices, 34700 Campus Drive, Fremont, CA 94555. Unless otherwise indicated in the footnotes to this table and subject to applicable community property laws, each of the stockholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by it or him.

(3) The amounts shown include shares which may be acquired currently or within 60 days after December 31, 1996, through the exercise of stock options, as follows: Mr. Luck, 8,716 shares; Dr. Brown, no shares; Mr. McMullen, 255,357 shares; Mr. Pericola, 29,668 shares; Mr. Lyons, 24,950 shares; Dr. Korey, 50,744 shares; Dr. Jones, 74,573 shares and Mr. Glynn, 35,624 shares.

(4) Represents 45,716 shares subject to options exercisable within 60 days of December 31, 1996, 49,694 shares held directly by Mr. Salzman and 9,523 shares held by a trust for the benefit of Mr. Salzman.

(5) Represents 29,666 shares subject to options exercisable within 60 days of December 31, 1996 and 2,800 shares held directly by Mr. Dolezalek. Mr. Dolezalek, a director of the Company since October 6, 1994, is also a Partner in the law firm of Brobeck, Phleger & Harrison LLP, the Company's legal counsel.

(6) Includes 583,764 shares subject to options exercisable within 60 days of December 31, 1996.

   To the Company's knowledge, each beneficial owner of more than 10% of the Company's capital stock filed all reports and reported all transactions on a timely basis with the SEC, National Association of Securities Dealers, Inc.
and the Company.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

   Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1998 Annual Meeting must be received by the Company no later than December 31, 1997 so they may be included in the proxy statement and form of proxy relating to that meeting.

                                  ANNUAL REPORT

   A copy of the Annual Report of the Company for the fiscal year ended December 31, 1996 (the "Annual Report") and the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (the "Form 10-K") have been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. Neither the Annual Report nor the Form 10-K is incorporated into this Proxy Statement and neither is considered proxy soliciting material.

                                    FORM 10-K

   The Company filed an Annual Report on Form 10-K with the Securities and Exchange Commission. A copy of this report is being mailed with the Notice of Annual Meeting and Proxy Statement. Additional copies may be obtained, without charge, by writing to Investor Relations, Matrix Pharmaceutical, Inc., 34700 Campus Drive, Fremont, California 94555.

                                  OTHER MATTERS

   The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.
                                   THE BOARD OF DIRECTORS

Dated: May 16, 1997

                                                                      APPENDIX A

                           MATRIX PHARMACEUTICAL, INC.

                           1988 RESTRICTED STOCK PLAN

                AS AMENDED AND RESTATED EFFECTIVE MARCH 19, 1997

                                TABLE OF CONTENTS



                                                                        Page

ARTICLE I................................................................  1
         GENERAL.........................................................  1
                  1.       PURPOSE OF THE PLAN...........................  1
                  2.       STRUCTURE OF THE PLAN.........................  1
                  3.       ADMINISTRATION OF THE PLAN....................  2
                  4.       OPTION GRANTS AND SHARE ISSUANCES.............  2
                  5.       STOCK SUBJECT TO THE PLAN.....................  3

ARTICLE II...............................................................  5
         OPTION GRANT PROGRAM............................................  5
                  1.       TERMS AND CONDITIONS OF OPTIONS...............  5
                  2.       INCENTIVE OPTIONS.............................  9
                  3.       STOCK APPRECIATION RIGHTS..................... 10
                  4.       CORPORATE TRANSACTION......................... 11
                  5.       CANCELLATION AND NEW GRANT OF OPTIONS......... 12
                  6.       EXTENSION OF EXERCISE PERIOD.................. 12

ARTICLE III.............................................................. 14
         STOCK ISSUANCE PROGRAM.......................................... 14
                  1.       TERMS AND CONDITIONS OF STOCK ISSUANCES....... 14
                  2.       CORPORATE TRANSACTION......................... 16

ARTICLE IV............................................................... 17
         MISCELLANEOUS................................................... 17
                  1.       LOANS OR INSTALLMENT PAYMENTS ................ 17
                  2.       AMENDMENT OF THE PLAN AND AWARDS.............. 17
                  3.       EFFECTIVE DATE AND TERM OF PLAN............... 18
                  4.       USE OF PROCEEDS............................... 20
                  5.       WITHHOLDING................................... 20
                  6.       REGULATORY APPROVALS.......................... 20
                  7.       NO EMPLOYMENT/SERVICE RIGHTS ................. 21

SPECIAL ADDENDUM.........................................................A-1

                           MATRIX PHARMACEUTICAL, INC.
                           1988 RESTRICTED STOCK PLAN

                (As Amended and Restated Through March 19, 1997)


                                    ARTICLE I


         GENERAL

         1.       PURPOSE OF THE PLAN

                  (a) This 1988 Restricted Stock Plan (the "Plan") is intended to promote the interests of Matrix Pharmaceutical, Inc., a Delaware corporation (the "Corporation"), by providing incentives to eligible individuals to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation and to remain in the employ or service of the Corporation (or its parent or subsidiary corporations).

                  (b) For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the
Corporation:

                           (i) Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent corporation of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                           (ii) Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         2.       STRUCTURE OF THE PLAN

                  The Plan shall be divided into two separate components: the Option Grant Program specified in Article II and the Stock Issuance Program specified in Article III. Under the Option Grant Program, eligible individuals may be granted options to purchase shares of the Corporation's Common Stock at a discount of up to 15% of the fair market value of such shares on the grant date.

                  The Stock Issuance Program will allow eligible individuals to purchase shares of the Corporation's Common Stock at discounts from the fair market value of such shares of up to 15%. Such shares may be issued as fully-vested shares or as shares to vest over time. Issuances may be effected either through direct purchases or through the exercise of intervening option grants.

                  Unless the context clearly indicates otherwise, the provisions of Articles I and IV of the Plan shall apply to both the Option Grant Program and the Stock Issuance Program and shall accordingly govern the interests of all individuals in the Plan.

         3.       ADMINISTRATION OF THE PLAN

                  (a) The Plan shall be administered by a committee ("Committee") of two (2) or more members of the Corporation's Board of Directors appointed by the Board. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

                  (b) The Committee as Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under the Plan and any outstanding option grants or share issuances as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties with an interest in the Plan.

                  (c) Service on the Committee shall constitute service as a Board member, and members of the Committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on the Committee. No member of the Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option granted under the Plan.

         4.       OPTION GRANTS AND SHARE ISSUANCES

                  (a) The persons eligible to receive share issuances under the Stock Issuance Program ("Participant") and/or option grants pursuant to the Option Grant Program ("Optionee") are as follows:

                           (i) key employees (including officers) of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the success and growth of the Corporation (or its parent or subsidiary corporations) or which may reasonably be anticipated to

                                       2.

         contribute to the future success and growth of the Corporation (or its parent or subsidiary corporations);

                           (ii) non-employee members of the Board or the board of directors of any parent or subsidiary corporation); and

                           (iii) those consultants or independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

                  (b)  Non-employee  members of the Board shall also be eligible
to  receive   automatic   option  grants  pursuant  to  the  provisions  of  the
Corporation's 1991 Director Stock Option Plan.

                  (c) The Plan Administrator shall have full authority to determine, (I) with respect to the option grants made under the Plan, the number of shares to be covered by each grant, the time or times at which each granted option is to become exercisable, the option price, and the maximum term for which the option may remain outstanding and (II) with respect to share issuances under the Stock Issuance Program, the number of shares to be issued to each Participant, the vesting schedule (if any) to be applicable to the issued shares, and the purchase price to be paid by the individual for such shares.

                  (d) The Plan Administrator shall have the absolute discretion to grant options in accordance with Article II of the Plan and/or to effect share issuances in accordance with Article III of the Plan.

         5.       STOCK SUBJECT TO THE PLAN

                  (a) The stock issuable under the Plan shall be shares of the Corporation's authorized but unissued or reacquired common stock ("Common Stock"). The maximum number of shares issuable over the term of the Plan shall not exceed 4,869,048 shares*, subject to adjustment as provided in Section 5(c). Should an outstanding option under the Plan expire or terminate for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised will be available for subsequent option grants and share issuances under the Plan. Any unvested shares issued under the Plan and

--------
*/Adjusted to reflect (i) the 2.1-for-1 reverse stock split of the outstanding Common Stock effected in January 1992, (ii) the 850,000-share increase authorized for issuance under the Plan approved by the Board on December 14, 1995 and approved by the stockholders at the 1996 Annual Meeting and (iii) an additional share increase of 2,000,000 shares authorized by the Board on March 19, 1997, subject to stockholder approval at the 1997 Annual Meeting. From and after March 31, 1997, not more than 4,119,840 shares may be issued under the Plan.

                                       3.

subsequently repurchased by the Corporation, at the option exercise or direct issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, the shares subject to any option (or portion of an option) surrendered or cancelled in accordance with Section 3 of Article II of the Plan shall not be available for subsequent option grants or share issuances under the Plan.

                  (b) In no event may any one individual participating in the Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 750,000 shares of Common Stock in the aggregate over the remaining term of the Plan, subject to adjustment from time to time in accordance with paragraph 5(c) of this Article I. For purposes of such limitation, no stock options, stock appreciation rights or direct stock issuances granted prior to January 1, 1994 shall be taken into account.

                  (c) If any change is made to the Common Stock issuable under the Plan by reason of any stock dividend, stock split, combination of shares, recapitalization, or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments will be made to (i) the number and/or class of shares issuable under the Plan, (ii) the maximum number and/or class of shares for which stock options, separately exercisable stock appreciation rights and direct stock issuances may be granted to any one participant in the aggregate after December 31, 1993, and (iii) the number and/or class of shares and the option price per share in effect under each outstanding option in order to prevent the dilution or enlargement of rights and benefits under such options. The adjustments determined by the Plan Administrator will be final, binding and conclusive.

                  (d) Common Stock issuable under the Plan, whether under the Option Grant Program or the Stock Issuance Program, may be subject to such restrictions on transfer, repurchase rights or other restrictions as are determined by the Plan Administrator.



                                       4.

                                   ARTICLE II

                              OPTION GRANT PROGRAM

         1.       TERMS AND CONDITIONS OF OPTIONS

                  Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either incentive stock options qualified under Internal Revenue Code Section 422 ("Incentive Options") or non-statutory options ("Non-Statutory Options") which do not so qualify. Individuals who are not employees of the Corporation or its parent or subsidiary corporations may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section 2 of this Article II.

                  (a)      Option Price.

                           (1) The option  price per share shall be fixed by the
Plan Administrator, but in no event shall the option price per share be less than eighty-five percent (85%) of the fair market value of a share of Common Stock on the date of the option grant.

                           (2) The option price will become immediately due upon
exercise of the option and, subject to the provisions of Article IV, Section 1 and the instrument evidencing the grant, will be payable in one of the following alternative forms:

                                    (A) full payment in cash or check payable to
                  the Corporation; or

                                    (B) full  payment in shares of Common  Stock
                  held by the Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at fair market value on the Exercise Date (as such term is defined below); or

                                    (C) full payment in a combination  of shares
                  of Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at fair market value on the Exercise Date and cash or check payable to the Corporation; or


                                       5.

                                    (D) full  payment  through  a  broker-dealer
                  sale and remittance  procedure  pursuant to which the Optionee
                  (I) shall provide irrevocable instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation in connection with such purchase and (II) shall provide directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                  For purposes of this subsection (a)(2), the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

                           (3) For purposes of subsection (1) above (and for all
other valuation purposes under the Plan), the fair market value of a share of Common Stock on any relevant date under the Plan will be determined in accordance with the following provisions:

                                    (A) If the  Common  Stock is not at the time
                  listed or admitted to trading on any stock exchange but is traded on the Nasdaq National Market System, the fair market value will be the closing selling price of one share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers through the Nasdaq National Market System or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

                                    (B)  If the  Common  Stock  is at  the  time
                  listed or admitted to trading on any stock exchange, then the fair market value will be the closing selling price of one share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value will be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                  (b) Term and Exercise of Options. Each option granted under the Plan will be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the stock option agreement evidencing such grant.

                                       6.

However,  no option  granted  under  this Plan will have a term in excess of ten
(10) years measured from the grant date.

                  (c) Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, Non-Statutory Options may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

                  (d)      Effect of Termination of Service.

                                    (1)  Should an  Optionee  cease to remain in
         Service for any reason (including death or permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code) while the holder of one or more outstanding options under the Plan, then such option or options shall in no event remain exercisable for more than a twelve (12) month period (or such shorter period as is determined by the Plan Administrator and set forth in the option agreement) following the date of such cessation of Service (and under no circumstances shall any such option be exercisable after the specified expiration date of the option term). Each such option shall, during such twelve (12) month or shorter period, be exercisable only to the extent of the number of shares (if any) for which the option is exercisable on the date of such cessation of Service. Upon the expiration of such twelve (12) month or shorter period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable.

                                    (2) Any option  granted to an Optionee under
         the Plan and exercisable in whole or in part on the date of the Optionee's death may be subsequently exercised, but only to the extent of the number of shares (if any) for which the option is exercisable on the date of the Optionee's cessation of Service (less any shares subsequently purchased by the Optionee thereunder prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution, provided and only if such exercise occurs prior to the earlier of (i) the first anniversary of the date of the Optionee's death or (ii) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate and cease to be exercisable.

                                       7.

                                    (3)  The  Plan   Administrator   shall  have
         complete discretion, exercisable either at the time the option is granted or at any time the option remains outstanding, to permit one or more options granted under this Article II to be exercised, during the applicable exercise period under subparagraph (1) or (2) above, not only for the number of shares for which each such option is exercisable at the time of the optionee's cessation of Service but also for one or more subsequent installments of purchasable shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

                                    (4) For purposes of the foregoing provisions
         of this Section 1(c), an Optionee shall be deemed to remain in Service for so long as such individual renders services to the Corporation or any parent or subsidiary corporation on a periodic basis in the capacity of an Employee, a non-employee Board member or an independent consultant or advisor. The Optionee shall be deemed to be an Employee of the Corporation for so long as the Optionee remains in the employ of the Corporation or one or more of its parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

                  (e) Stockholder Rights. An Optionee shall have none of the rights of a stockholder with respect to any shares covered by the option until such Optionee has exercised the option, paid the option price for the purchased shares and been issued a stock certificate for the purchased shares.

                  (f) Repurchase Rights. The shares of Common Stock acquired upon the exercise of options granted under the Plan may be subject to one or more repurchase rights of the Corporation in accordance with the following provisions:

                                    (1)  The  Plan   Administrator  may  in  its
         discretion subject one or more shares of Common Stock issued under this
         Article II to repurchase by the Corporation. Any such repurchase right shall be exercisable by the Corporation, at the option price paid per share, for any or all unvested shares of Common Stock held by the Optionee under this Article II at the time of his or her cessation of Service. The specific terms and conditions upon which such repurchase right shall be so exercisable by the Corporation, including the establishment of the appropriate vesting schedule and other provision for the expiration of such right in one or more installments over the optionee's period of Service, shall be determined by the Plan Administrator and set forth in the instrument evidencing such right.

                                    (2)  All  of the  Corporation's  outstanding
         repurchase rights shall automatically terminate, and all shares subject to such terminated

                                       8.

         rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under Section 4 of this Article II, except to the extent: (i) any such repurchase right is, in connection with such Corporate Transaction, to be assigned to the successor corporation (or parent thereof) or (ii) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is granted.

                                    (3) The Plan  Administrator  shall  have the
         discretionary authority, exercisable either before or after the optionee's cessation of Service, to cancel the Company's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the optionee under this Article II and thereby accelerate the vesting of such shares in connection with the optionee's cessation of Service.

         2.       INCENTIVE OPTIONS

                  The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Incentive Options may only be granted to individuals who are Employees of the Corporation. Options which are specifically designated as Non- Statutory Options when issued under the Plan shall not be subject to such terms and conditions.

                  (a) Option Price. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date of grant.

                  (b) Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options were granted.

                  (c) 10% Stockholder. If any individual to whom an Incentive Option is granted is at the time of such grant the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing 10% or more of the total combined voting power of all outstanding classes of stock of the Corporation or any parent or subsidiary corporation, then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of the Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.


                                       9.

                  Except as modified by the preceding provisions of this Section 2, all the provisions of the Plan shall be applicable to the Incentive Options granted hereunder.

         3.       STOCK APPRECIATION RIGHTS

                  (a) One or more Optionee may, upon such terms and conditions as the Plan Administrator may establish at the time of the option grant or at any time thereafter, be granted the right to surrender all or part of an unexercised option in exchange for a distribution equal in amount to the excess of (i) the fair market value (on the surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option or portion thereof over (ii) the aggregate option price payable for such vested shares. No surrender of an option, however, shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the option holder shall accordingly become entitled under this subsection 3(a) may be made in shares of Common Stock valued at fair market value at date of surrender, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                  (b) If the surrender of an option is rejected by the Plan Administrator, then the option holder shall retain whatever rights the option holder had under the surrendered option (or surrendered portion thereof) on the surrender date and may exercise such rights at any time prior to the later of
(i) the expiration of the 5 business-day period following receipt by the option holder of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised at any time after ten
(10) years following the date of the option grant.

                  (c) Notwithstanding the foregoing provisions of this Section 3, one or more officers of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under this Article II. Each outstanding option with such a limited stock appreciation right shall automatically be cancelled, to the extent exercisable for vested shares of Common Stock, upon the occurrence of a Hostile Take-Over, and the Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the fair market value (on the cancellation date) of the number of shares in which the Optionee is at the time vested under the cancelled option or cancelled portion over (ii) the aggregate option price payable for such vested shares. Such cash distribution shall be made within five (5) days following the consummation of the Hostile Take-Over. The Plan Administrator shall pre-approve, at the time the limited stock appreciation right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this subsection 3(c). No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. The balance (if any) of each such option

                                       10.

shall continue in full force and effect in accordance with the terms and conditions of the instrument evidencing such grant.

                  (d) For purposes of Section 3(c) above, a Hostile Take-Over shall be deemed to occur in the event any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) acquires ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

                  (e)  The  shares  of  Common  Stock   subject  to  any  option
surrendered  or  cancelled  for an  appreciation  distribution  pursuant to this
Section V shall not be available for subsequent option grants or share issuances under the Plan.

         4.       CORPORATE TRANSACTION

                  (a)  In  the   event   of  one  or  more   of  the   following
stockholder-approved transactions ("Corporate Transaction"):

                                    (i) a merger  or  acquisition  in which  the
         Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State of incorporation;

                                    (ii) the sale, transfer or other disposition
         of all or substantially all of the assets of the Corporation in liquidation or dissolution of the Corporation; or

                                    (iii)  any  reverse   merger  in  which  the
         Corporation is acquired but continues in existence as a separate entity,

                           each   outstanding   option   under  the  Plan  shall
automatically accelerate so that each such option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof or (ii) the acceleration of such option is subject to other applicable limitations imposed by the Plan Administrator in the relevant option agreement. The determination of comparability under clause
(i) or clause (ii) above shall be made by the Plan Administrator, and its determination shall be final and conclusive.

                                       11.

                  (b) Upon the consummation of the Corporate Transaction, all outstanding options under the Plan shall immediately terminate and cease to be exercisable, except to the extent assumed by the successor corporation or parent thereof.

                  (c) The exercisability as incentive stock options under the Federal tax laws of any options accelerated in connection with the Corporate Transaction shall remain subject to the applicable dollar limitation of Section 2(b).

                  (d) If the outstanding options under the Plan are assumed by the successor corporation (or parent thereof) in the Corporate Transaction or are otherwise to continue in effect following such Corporate Transaction, then each such assumed or continuing option shall, immediately after such Corporate Transaction, be appropriately adjusted to apply and pertain to the number and class of securities or other property which would have been issued to the option holder, in consummation of the Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities or other property shall remain the same. In addition, the number and class of securities or other property available for issuance under the Plan following the consummation of such Corporate Transaction shall be appropriately adjusted.

                  (e) The grant of options under this Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         5.       CANCELLATION AND NEW GRANT OF OPTIONS

                  The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but having an option price per share not less than (i) eighty-five percent (85%) of the fair market value of the Common Stock on such grant date or (ii) one hundred percent (100%) of such fair market value in the case of an Incentive Option.

         6.       EXTENSION OF EXERCISE PERIOD

                  The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to extend, either at the time the option is granted or at any time while the option remains outstanding, the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the twelve (12) month or shorter period set forth in the option agreement to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, that in no event shall such option be exercisable at any time after the specified expiration date of the option term.

                                       12.

                                   ARTICLE III

                             STOCK ISSUANCE PROGRAM

         1.       TERMS AND CONDITIONS OF STOCK ISSUANCES

                  Shares may be issued under the Stock Issuance Program either through direct and immediate purchases without any intervening option grant under the Option Grant Program or upon the subsequent exercise of outstanding options under the Option Grant Program. The issued shares will be evidenced by a Restricted Stock Purchase Agreement ("Purchase Agreement") that complies with each of the terms and conditions of this Article III.

                  (a)      Share Price

                           (1) The purchase price per share will be fixed by the
Plan Administrator, but in no event will it be less than eighty-five percent (85%) of the fair market value of the shares at the time of issuance. Such fair market value shall be determined in accordance with Article II, Section
(1)(a)(3).

                           (2) Shares shall be issued under this Article III for
such consideration as the Plan Administrator shall from time to time determine, provided that in no event shall shares be issued for consideration other than:

                           (A)      cash or check payable to the Corporation; or

                           (B) promissory note payable to the Corporation's order, which may be subject to cancellation by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator shall specify.

                  (b)      Vesting Schedule

                           (1) The  interest of a  Participant  in the shares of
Common Stock issued to him or her under this Article III may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments in accordance with the vesting provisions of subsection (b)(4). Except as otherwise provided in subsection
(b)(2), the Participant may not transfer any of the Common Stock in which he or she does not have a vested interest; accordingly, all unvested shares issued to the Participant under this Article III Plan shall bear the restrictive legend specified in subsection (c)(1), until such legend is removed in accordance with subsection (c)(2). The Participant, however, shall have all the rights of a stockholder with respect to the issued shares of Common Stock, whether or not such shares are vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash

                                       13.

dividends or other distributions paid or made with respect to such shares. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the holder of unvested Common Stock may have the right to receive by reason of a stock dividend, stock split, stock combination, recapitalization or similar transaction affecting the Corporation's outstanding securities without receipt of consideration, or in the event of the conversion of the Corporation's outstanding Common Stock into cash or other shares or securities of the Corporation or any other corporation as a result of a merger, consolidation, liquidation or other reorganization involving the Corporation shall be issued to such holder, subject to (i) the same vesting requirements under subsection (b)(4) applicable to his or her unvested Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                           (2) As used in this Article III, the term  "transfer"
shall include (without limitation) any sale, pledge, encumbrance, gift or other disposition of any unvested shares acquired under the Stock Issuance Program. However, the Participant shall have the right to make a gift of one or more of such unvested shares to his or her spouse, parents or children or to a trust established for such spouse, parents or children, provided the donee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Plan and other instruments executed by the Participant to evidence his or her prior acquisition of such shares. Any gift made in accordance with the foregoing limitations shall not trigger the exercise of the Corporation's repurchase rights under subsection (b)(3).

                           (3) In the event a Participant  should,  while his or
her interest in the acquired shares remains unvested, (i) attempt to transfer (other than by way of a permissible gift under subsection (b)(2)) any of the unvested shares or any interest therein or (ii) cease to remain in Service (as defined in Section 1(c)(4) of Article II) for any reason whatsoever, then the Corporation shall have the right to repurchase the unvested shares at the original purchase price paid by the Participant and the Participant shall thereafter have no further stockholder rights with respect to the repurchased shares.

                           (4) Any shares of Common Stock issued under the Stock
Issuance Program which are not vested at the time of such issuance shall vest in one or more installments thereafter. The elements of the vesting schedule, namely the number of installments in which the shares are to vest, the interval or intervals (if any) which are to lapse between installments and the effect which death, disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and shall be specified in the Purchase Agreement executed by the Corporation and the Participant at the time of issuance of the unvested shares.

                           (5)  The  Plan  Administrator  may in its  discretion
elect not to exercise, in whole or in part, its repurchase rights with respect to any unvested Common Stock or other assets which would otherwise at the time be subject to repurchase pursuant to the provisions of subsection (b)(3). Such an election may be made at any time the

                                       14.

repurchase right is outstanding and shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the election applies.

                  (c)      Stock Legends

                           (1) Each certificate  representing unvested shares of
Common Stock (or other securities) issued under the Plan shall bear a restrictive legend substantially as follows:

               "The securities represented by this certificate are unvested and subject to repurchase by the Corporation pursuant to the provisions of the Restricted Stock Purchase Agreement between the Corporation and the registered holder of the securities (or his predecessor in interest). Such agreement grants certain repurchase rights to the Corporation in the event the registered holder (or his predecessor in interest) terminates his employment or service with the Corporation prior to vesting in the securities. A copy of such agreement is on file at the principal office of the Corporation."

                           (2) As the  interest  of the  Participant  vests with
respect to any stock certificate representing shares acquired under the Stock Issuance Program, the Corporation shall, upon the Participant's delivery of such certificate during the period or periods designated each year by the Plan Administrator, issue a new certificate for the vested shares without the restrictive legend of subsection (c)(1) and a second certificate for the balance of the shares with such legend. If the Participant's shares are held in escrow at the time of vesting, then the stock certificates for the vested shares shall be released from escrow (without the restrictive legend of subsection (c)(1)) and delivered to the Participant during the period or periods designated by the Plan Administrator at least semi-annually for such purpose and promptly upon Participant's cessation of Service. If the Corporation repurchases any unvested shares of the Participant pursuant to the provisions of subsection (b)(3), the Corporation shall at the time the repurchase is effected deliver a new certificate, without the restrictive legend of subsection (c)(1), representing the number of shares (if any) in which the Participant is vested and which are accordingly no longer subject to repurchase by the Corporation pursuant to the provisions of subsection (b)(3).

         2.       CORPORATE TRANSACTION

                  All of the Corporation's outstanding repurchase rights under this Article III shall automatically terminate, and all shares of Common Stock subject to such repurchase rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (i) the Corporation's outstanding repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or
(ii) the termination of such repurchase rights and the acceleration of vesting are precluded by other limitations imposed by the Plan Administrator under the terms of the applicable Purchase Agreements.

                                       15.

                                   ARTICLE IV

                                  MISCELLANEOUS

         1.       LOANS OR INSTALLMENT PAYMENTS

                  (a) The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer of the Corporation) in the exercise of one or more options granted to such Optionee under the Article II Option Grant Program or the purchase of one or more shares issued to such Participant under the Article III Stock Issuance Program by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or (ii) permitting the Optionee or Participant to pay the option price or purchase price for the purchased Common Stock in installments over a period of years. The terms of any such loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator shall specify in the stock option agreement or restricted stock purchase agreement. Such loans and installment payments may be made or permitted with or without security or collateral. However, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option price or purchase price payable for the purchased shares (less the par value) plus (ii) any federal and state income and employment tax liability incurred by the Optionee or Participant in connection with such exercise or purchase.

                  (b) The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under subsection (a) above shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator in its discretion deems appropriate.

         2.       AMENDMENT OF THE PLAN AND AWARDS

                  (a) The Board has the power and authority to amend or modify the Plan in any or all respects whatsoever; provided, however, that no such amendment or modification may adversely affect the rights and obligations of the option holders with respect to their outstanding options under the Plan, nor adversely affect the rights of any Participant with respect to any unvested shares of Common Stock issued under the Plan prior to such Board action, unless the Optionee or Participant consents to such amendment. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

                  (b) (i) Options to purchase shares of Common Stock may be granted under the Option Grant Program and (ii) shares of Common Stock may be issued under the Stock Issuance Program, which are in excess of the number of shares then available for issuance under the Plan, provided (A) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such option

                                       16.

or the issuance of any such shares and is thereafter submitted to the Corporation's shareholders for approval and (B) any excess shares actually issued under the Option Grant Program or the Stock Issuance Program are held in escrow until such stockholder approval is obtained. If such stockholder approval is not obtained within twelve (12) months from the date the share-increase amendment is adopted by the Board, then (i) any unexercised options granted on the basis of such increase shall terminate and cease to be exercisable and (ii) the Corporation shall promptly refund to the Participants the purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the interest rate necessary to avoid the imputation of interest income under the Federal tax laws) for the period the shares were held in escrow.

         3.       EFFECTIVE DATE AND TERM OF PLAN

                  (a) The Plan was initially adopted by the Board on September 2, 1988 and approved by the Corporation's stockholders on February 28, 1989. On May 30, 1991, the Board approved a 523,809-share increase ** in the number of shares of Common Stock issuable under the Plan, and the Plan was restated in its entirety on September 6, 1991. Both the 523,809-share increase and the September 1991 restatement of the Plan were approved by the stockholders in January 1992. On April 8, 1992, the Board adopted a new restatement of the Plan to (i) conform the Plan to the requirements of Rule 16b-3 under the Federal securities laws,
(ii) revise the events in which an acceleration of options would occur and (iii) provide that the non-employee members of the Board would no longer be eligible to participate in the Plan. The stockholders approved the amendment and restatement on May 11, 1993. On March 15, 1994, the Board amended the Plan to
(i) increase the number of shares issuable thereunder by 450,000 shares and (ii) limit the number of shares of Common Stock for which any one individual may be granted stock options, stock appreciation rights and direct stock issuances in the aggregate under the Plan after December 31, 1993 to a maximum of twenty five percent (25%) of the number of shares from time to time authorized for issuance under the Plan (the "25% Limit"). The stockholders approved the amendment on May 24, 1994. The Board amended the Plan on December 14, 1995 to (i) increase the maximum number of shares of Common Stock issuable thereunder by an additional 850,000 shares and (ii) replace the 25% Limit on the maximum number of shares for which any one individual may be granted stock options, stock appreciation rights and direct stock issuances in the aggregate after December 31, 1993 with a specific limit of 750,000 shares. The 850,000-share increase became effective when adopted by the Board. The new 750,000 share limit on the maximum number of shares for which any one individual may be granted stock options, stock appreciation rights and direct stock issuances in the aggregate under the Plan became effective when adopted by the Board on December 14, 1995. The stockholders approved the amendment on May 16, 1996.

--------
**/Adjusted to reflect the 2.1-for-1 reverse stock split to the outstanding Common Stock effected in January 1992.

                                       17.

                  (b) The Plan was amended and restated by the Board on March 19, 1997 (the "1997 Restatement") to effect the following changes: (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan from 2,869,048 shares to 4,869,048 shares, (ii) extend the term of the Plan from September 2, 1998 to December 31, 2002, (iii) render the non-employee Board members eligible to receive option grants and direct stock issuances under the Discretionary Option Grant and Stock Issuance Programs in effect under the Plan, (iii) allow unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise price or direct issue price paid per share to be reissued under the Plan, (iv) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, and (v) effect a series of additional changes to the provisions of the Plan (including the stockholder approval requirements) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The 1997 Restatement is subject to stockholder approval at the 1997 Annual Meeting, and no option grants made on the basis of the 2,000,000-share increase shall become exercisable in whole or in part unless and until the 1997 Restatement is approved by the stockholders. Should such stockholder approval not be obtained, then any options granted on the basis of the 2,000,000-share increase shall terminate without ever becoming exercisable for those shares, and no further option grants or direct stock issuances shall be made on the basis of such share increase. However, option grants and direct stock issuances may continue to be made pursuant to the provisions of the Plan as in effect immediately prior to the 1997 Restatement until the September 2, 1998 termination date of the Plan. Subject to the foregoing limitations, the Plan Administrator may make option grants and direct stock issuances under the Plan at any time before the date fixed herein for the termination of the Plan.

                  (c) The provisions of each restatement of the Plan shall apply only to options granted under the Plan from and after the effective date of that restatement. All options issued and outstanding under the Plan immediately prior to each such restatement shall continue to be governed by the terms and conditions of the Plan (and the instrument evidencing each such option) as in effect on the date each such option was previously granted, and nothing in that restatement shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to the acquisition of shares of Common Stock thereunder.

                  (d) The  sale  and  remittance  procedure  authorized  for the exercise of outstanding options under the Plan shall be available for all options granted under the Plan on or after the effective date of the September 1991 restatement and all non-statutory options outstanding under the Plan on such effective date. The Plan Administrator may also allow such procedure to be utilized in connection with one or more disqualifying dispositions of Incentive Option shares effected after the effective date of the September 1991 restatement.


                                       18.

                  (e) Unless sooner terminated in accordance with a Corporate Transaction, the Plan shall terminate upon the earlier of (i) December 31, 2002*** or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the options granted under the Option Grant Program and the issuance or repurchase of shares under the Stock Issuance Program. If the date of termination is determined under clause (i) above, then no options outstanding on such date under Article II and no unvested shares issued and outstanding on such date under Article III shall be affected by the termination of the Plan, and each such outstanding option and unvested share issuance will thereafter continue to have force and effect in accordance with the provisions of the stock option agreement evidencing each such Article II option and the purchase agreement evidencing each such unvested share issuance under Article III.

         4.       USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the issuance of shares of Common Stock hereunder will be used for general corporate purposes.

         5.       WITHHOLDING

                  The Corporation's obligation to deliver shares upon the exercise or surrender of any options granted under Article II or upon the purchase of any shares issued under Article III shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

         6.       REGULATORY APPROVALS

                  (a) The implementation of the Plan, the granting of any stock option or stock appreciation right under the Option Grant Program, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise or surrender of the stock options or stock appreciation rights granted hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it, and the Common Stock issued pursuant to it.

                  (b) No shares of Common Stock or other assets shall be issued or delivered under the Plan, unless and until, in the opinion of counsel for the Corporation (or its successor in the event of any Corporate Transaction), there shall have been compliance with all applicable requirements of the Federal and state securities exchange on which stock of

--------
***/The extension of the term of the Plan from September 2, 1998 to December 31, 2002 is subject to stockholder approval at the 1997 Annual Meeting.

                                       19.

the same class is then listed, and all other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

         7.       NO EMPLOYMENT/SERVICE RIGHTS

                  Neither the action of the Corporation in establishing this Plan, nor any action taken by the Board of the Plan Administrator hereunder, nor any provision of this Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.


                                       20.

                                SPECIAL ADDENDUM

                            SHARED INVESTMENT PROGRAM


                  1.       PURPOSE

                           The Shared  Investment  Program  (the  "Program")  is
hereby implemented under the 1988 Restated Stock Plan, effective March 19, 1997. The purpose of the Program is to provide the Corporation's officers and other key employees with the opportunity to acquire shares of Common Stock as a long-term investment and thereby more closely align the interests of those individuals with those of the Corporation's stockholders. Specifically, the Program is intended to achieve the following purposes:

                           a. more closely align the financial rewards of participants in the Program with the financial rewards realized by all other holders of the Common Stock;

                           b. increase the motivation of such participants to manage the Company as owners; and

                           c. increase the ownership of Common Stock among the officers and other key employees of the Company.

                           All capitalized  terms used in this Special  Addendum
shall, to the extent not specifically defined herein, have the meanings assigned to those terms in the Plan.

                  2.       PARTICIPATION

                           The  individuals   eligible  to  participate  in  the
Program shall be limited to the officers and other key employees of the Corporation listed in attached Schedule I. Each such listed individual shall become a participant in the Program to the extent he or she purchases all or any portion of the number of shares of Common Stock alloted to such individual in attached Schedule I. Any such purchase must be effected in accordance with the provisions of Section 3 below.

                  3.       PARTICIPATION

                           To  become  an  actual  participant  in  the  Program
("Participant"), an individual listed in attached Schedule I must effect the purchase of all or any portion of his or her Common Stock allotment under
Schedule I as follows:

                           a. submit a completed and executed Stock Purchase Agreement, in the form approved by the Plan Administrator, which incorporates  the  provisions of the Program
                                    applicable   to   the   purchased    shares,
                                    including (without limitation) the gain/loss sharing provisions of Section 6;

                           b. execute and deliver a full-recourse promissory note, in accordance with Section 4 below, in payment of the purchase price for the purchased shares;

                           c. execute and deliver a stock pledge agreement, in accordance with Section 4 below, as collateral for the promissory note; and

                           d.       satisfy    all    other     conditions    of
                                    participation specified in the Plan.

                           All  such   agreements  must  be  in  such  form  and
submitted at such time as specified by the Plan Administrator. No officer or other key employee listed in attached Schedule I is required to purchase any of his or her Common Stock allotment or otherwise to participate in the Program.

                           The purchases  shall be effected in  accordance  with
the provisions of the Stock Issuance Program under the Plan, and the purchased shares shall reduce, on a one-for-one basis, the number of shares of Common Stock reserved for issuance under the Plan. The purchased shares shall be fully-vested upon issuance and shall not be subject to the Corporation's repurchase rights under Article III of the Plan.

                  4.       PAYMENT OF PURCHASE PRICE

                           The  purchase  price for all  shares of Common  Stock
issued under the Program shall be equal to one hundred percent (100%) of their Fair Market Value at the time of purchase. The purchase price shall be paid through the Participant's delivery of a full-recourse promissory note, substantially in the form of attached Exhibit A (the "Promissory Note"), payable to the order of the Corporation. The Promissory Note shall bear interest at the minimum per annum rate, compounded semi-annually, required under the federal tax laws to avoid the imputation of compensation income to the Participant. The Promissory Note shall have a maximum term of five (5) years, subject to acceleration in accordance with the provisions of this Program. The Promissory Note shall be secured by the Participant's pledge of the purchased shares with the Corporation. Accordingly, the Participant shall, at the time of the purchase of those shares, execute and deliver to the Corporation a Stock Pledge Agreement in the form of attached Exhibit B, together with the certificate for the purchased shares accompanied by a duly-executed assignment of stock powers.



                                      A-2.

                  5.       SALE OF PURCHASED SHARES

                           Each  Participant  shall be  permitted to sell all or
any portion of the shares of Common Stock he or she purchases under the Program (the "Purchased Shares"), subject, however, to the following restrictions:

                          a. except in the event of the Participant's death or permanent disability (as defined in Internal Revenue Code Section 22(e)(3)) or the occurrence of a Change in Control of the Corporation, the Participant may not sell any portion of the Purchased Shares before the first anniversary of the date on which he or she purchased those shares (the "Purchase Date");

                          b. the Participant may not sell any portion of the Purchased Shares unless the entire unpaid balance (principal and accrued interest) of his or her Promissory Note has been paid or the sale proceeds are simultaneously applied first to the payment of the principal portion of the Promissory Note attributable to those shares plus the accrued and unpaid interest on that principal portion; and

                           c. the Participant must notify the Finance Department of his or her intention to sell the Purchased Shares before such sale is effected.

                           The Plan Administrator shall have the right to impose
restrictions on the timing, amount and form of sale of the Purchased Shares with respect to any Participant, to the extent the Plan Administrator determines that such restrictions are in the best interests of the Corporation.

                  6.       SHARING OF GAIN OR LOSS

                           If the Participant remains in Service until the first
anniversary of the Purchase Date, then the Corporation shall share the loss (if any) which the Participant may incur upon the subsequent sale of the Purchased Shares. The loss will be measured by the excess of (i) the purchase price paid for the Purchased Shares over (ii) the price at which those shares are sold. The risk of loss on the Purchased Shares shall be allocated as follows:

                           a. to the extent any portion of the Purchased Shares is sold before the third anniversary of the Purchase Date, the Participant shall be responsible for one hundred percent (100%) of the loss on that portion of the Purchased Shares; and



                                      A-3.

                           b. to the extent any portion of the Purchased Shares is sold on or after the third
                                    anniversary   of  the  Purchase   Date,  the
                                    Participant shall be responsible for only fifty percent (50%) of the loss on that portion of the Purchased Shares.

                           The Corporation  shall also be entitled under certain
circumstances to share in the gain (if any) which the Participant may incur upon the subsequent sale of the Purchased Shares. The gain will be measured by the excess of (i) the price at which the Purchased Shares are sold over (ii) the purchase price paid for those shares. The sharing of such gain on the Purchased Shares shall be allocated as follows:

                           a. to the extent any portion of the Purchased Shares is sold before the second anniversary of the Purchase Date, the Participant shall only be entitled to receive fifty percent (50%) of the gain on that portion of the Purchased Shares, and the remaining fifty percent (50%) of the gain shall be paid over to the Corporation;

                           b. to the extent any portion of the Purchased Shares is sold on or after the second anniversary of the Purchase Date but before the third anniversary of such Purchase Date, the Participant shall only be entitled to receive seventy-five percent (75%) of the gain on that portion of the Purchased Shares, and the remaining twenty-five percent (25%) of the gain shall be paid over to the Corporation; and

                            c. to the extent any portion of the Purchased Shares is sold on or after the third
                                    anniversary   of  the  Purchase   Date,  the
                                    Participant shall be entitled to receive one hundred percent (100%) of the gain on that portion of the Purchased Shares.

                           The  gain/loss  sharing  provisions of this Section 6
shall apply only to the extent the Purchased Shares are sold by the Participant and the sale proceeds are applied to payment of his or her Promissory Note.

                  7.       DEATH OR PERMANENT DISABILITY

                           Should the Participant cease Service by reason of his
or her death or permanent disability at any time while there is an outstanding unpaid balance under his or her Promissory Note, then the Participant (or the representative of his or her estate) may sell all or any portion of the Purchased Shares, subject only to the restrictions specified in subsections 5.b and 5.c. Upon the death of a Participant, her or his Promissory Note shall become immediately due and payable.


                                      A-4.

                           With respect to any  Purchased  Shares sold after the
Participant's death or permanent disability and while there is an unpaid balance outstanding under his or her Promissory Note, the Participant shall be not responsible for any loss incurred on the sale of those Purchased Shares and shall be entitled to receive one hundred percent (100%) of any gain realized on the sale of the Purchased Shares.

                           This Section 7 shall not be applicable to any sale of
the Purchased Shares effected (i) before the Participant's death or permanent disability or (ii) after the payment of the entire balance owed under his or her Promissory Note.

                  8.       OTHER CESSATION OF SERVICE

                           Should the  Participant's  Service  terminate for any
reason other than death or permanent disability, then the following provisions shall apply:

                           - If the Participant's Service terminates after the first anniversary of the Purchase Date, then he or she shall remain subject to all of the terms and conditions of the Program, as if his or her Service had not terminated, including specifically the gain/loss sharing provisions of Section 6.

                           - If the Participant's Service terminates before the first anniversary of the Purchase Date, then he or she shall be:

                           a. permitted to sell the Purchased Shares, subject to the restrictions specified in the
                                    Section 5;

                           b. responsible for one hundred (100%) of the loss on the sale of the Purchased Shares, whether the sale is effected before or after his or her Promissory Note is paid; and

                           c. entitled to receive only fifty percent (50%) of the gain on any sale of the Purchased Shares effected while there is an unpaid balance outstanding on his or her Promissory Note, and the remaining fifty percent (50%) of that gain shall be paid to the Corporation simultaneously with the sale.

                           - If the Participant's Service is involuntarily terminated by the Corporation for any reason or if the Participant voluntarily resigns from Service, then he or she will have six (6) months to repay the entire outstanding balance on his or her Promissory Note.


                                      A-5.

                  9.       CHANGE IN CONTROL

                           Immediately  prior to the consummation of a Change in
Control,  the  restrictions  on the sale of the  Purchased  Shares  specified in
Section 5.a shall lapse. In addition, the following special provisions shall be in effect for each Participant who continues in Service through the effective date of such Change in Control:

                           - each such Participant shall be deemed to have continued in Service until the first anniversary of the Purchase Date (should the Change in Control occur before the first anniversary of the Purchase Date), and

                           - each such Participant shall be deemed to have sold the Purchased Shares after the third anniversary of the Purchase Date for purposes of Section 6 (should the sale of the Purchased Shares occur before the third anniversary of the Purchase Date).

                           For  purposes  of the  Program,  a Change in  Control
shall be deemed to occur upon a change in ownership or control of the Corporation effected through any of the following transactions:

                                    a. the acquisition,  directly or indirectly,
         by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders,

                                    b. a change in the  composition of the Board
         over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board, or

                                    c.   the   consummation   of   a   Corporate
         Transaction.



                                      A-6.

                  10.      LOSS SHARING IMPLEMENTATION

                           Should  the  Participant  sell  any  portion  of  the
Purchased Shares at a loss (as determined by the provisions of Section 6) while his or her Promissory Note is outstanding, then the Corporation shall assume the portion (if any) of that loss for which the Participant is not responsible pursuant to the loss sharing provisions of Section 6. The Corporation shall satisfy such obligation by delivering a check payable to the Participant in an amount equal to that portion ("Risk Sharing Payment") simultaneously with the Participant's payment of the outstanding unpaid balance of his or her Promissory Note.

                           The  Corporation  anticipates  that the Risk  Sharing
Payment will constitute compensation income to the Participant, subject to the Corporation's collection of all applicable income and employment withholding taxes. The Corporation also anticipates that the Risk Sharing Payment will be deductible for federal income tax purposes as compensation in the taxable year in which such payment is made. If the Corporation determines that it is not entitled to a current income tax deduction for the Risk Sharing Payment by reason of the limitations imposed under Internal Revenue Code Section 162(m) and the related Treasury Regulations, the Corporation will not make the Risk Sharing Payment to the Participant in connection with the repayment of his or her Promissory Note. Instead the Participant shall be entitled to receive deferred compensation equal to the Risk Sharing Payment at a time and in a form which will allow the Corporation to obtain an income tax deduction for such payment. The Plan Administrator shall have the sole discretion to implement a deferred compensation arrangement to the extent necessary or desirable to achieve the intent of the preceding sentence.

                  11.      EFFECT OF PROGRAM

                  The Program shall be governed by the provisions of the Plan, except as otherwise expressly stated in this Special Addendum.




                                      A-7.

                                                                      APPENDIX B


                           MATRIX PHARMACEUTICAL, INC.
                        1991 DIRECTORS STOCK OPTION PLAN



                     AS AMENDED AND RESTATED MARCH 19, 1997

                                    ARTICLE I

                               GENERAL PROVISIONS

PURPOSES OF THE PLAN

                  This 1991 Directors Stock Option Plan (the "Plan") is intended to promote the interests of Matrix Pharmaceutical, Inc., a Delaware corporation (the "Corporation"), by offering non-employee members of the Board of Directors the opportunity to participate in a special stock option program designed to provide them with significant incentives to remain in the service of the Corporation.

ELIGIBILITY

                  A. Each non-employee member of the Corporation's Board of Directors (the "Board") shall be eligible to receive automatic option grants pursuant to the provisions of Article II below.

                  B. In addition to the automatic option grants to be made pursuant to the provisions of Article II below, non-employee Board members shall also be eligible to receive option grants or stock issuances under the Corporation's 1988 Restricted Stock Plan or any other stock plan of the Corporation or its Parent or Subsidiary corporations.

STOCK SUBJECT TO THE PLAN

                  A. The stock issuable under the Plan shall be shares of the Corporation's common stock ("Common Stock"). Such shares may be made available from authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Corporation. The aggregate number of issuable shares of Common Stock shall not exceed 592,858 1 shares, subject to adjustment from time to time in accordance with subparagraph D below. Such share reserve reflects the 2.1-for-1 reverse stock split of the outstanding Common Stock effected in January 1992.

                  B. Should an option expire or terminate for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised shall be available for subsequent option grants under this Plan. Shares subject to any option cancelled in accordance with the automatic cancellation provisions of the Plan shall not be available for reissuance under the Plan.

--------
1/Includes (i) the 200,000-share increase authorized by the Board on May 24, 1994 and approved by the stockholders at the 1995 Annual Meeting and (ii) the 250,000-share increase authorized by the Board on March 19, 1997, subject to stockholder approval at the 1997 Annual Meeting.

                  C. Should the total number of shares at the time available for grant under the Plan not be sufficient for the automatic grants to be made at that particular time to the non-employee Board members, then the available shares shall be allocated proportionately among all the automatic grants to be made at that time.

                  D. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments will be made to (i) the aggregate number and/or class of shares of securities available for issuance under the Plan, (ii) the number and/or class of securities to be made the subject of each subsequent automatic grant and (iii) the number and/or class of securities purchasable under each outstanding option and the exercise price payable per share in order to prevent the dilution or enlargement of benefits thereunder.

VALUATION

                  For purposes of establishing the option price and for all other valuation purposes under the Plan, the Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following rules:

                (i) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers, Inc. on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

               (ii) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange serving as the primary market for the Common Stock, as such price is officially quoted on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.


                                       2.

PARENT AND SUBSIDIARY CORPORATIONS

                  A. A corporation shall be deemed to be a Parent of the Corporation if it is one of the corporations (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each such corporation (other than the Corporation) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  B. A corporation shall be deemed to be a Subsidiary of the Corporation if it is one of the corporations (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation in the unbroken chain) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of the Corporate Transaction provisions of the Plan, the term "Subsidiary" shall also include any partnership, joint venture or other business entity of which the Corporation owns, directly or indirectly through another subsidiary corporation, more than a fifty percent (50%) interest in voting power, capital or profits.

                                       3.

                                   ARTICLE II

                             AUTOMATIC GRANT PROGRAM

GRANT DATES

                  A. Initial Grant. Each individual who initially becomes a non-employee Board member at any time on or after the May 24, 1994 effective date of this plan restatement, whether through election at an Annual Stockholders Meeting or through appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a non-statutory stock option to purchase 40,000 shares of Common Stock upon the terms and conditions of this Article II, provided such individual has not previously served as an employee of the Corporation or any Parent or Subsidiary of the Corporation,.

                  B. Annual Grant. On the date of each Annual Stockholders Meeting beginning with the first Annual Stockholders Meeting held after the May 24, 1994 effective date of this plan restatement, each individual who is re-elected as a non-employee member of the Board at such Annual Stockholders Meeting (including individuals who were initially elected as non-employee Board members prior to May 24, 1994) shall receive an automatic option grant under the Plan for 3,000 shares of Common Stock, provided such individual has been a member of the Board for at least six (6) months.

                  C. Special Grants. The following special option grants shall be made under the Plan:

                           1. Each individual who was not eligible to receive an initial option grant under the Plan for 23,810 shares of Common Stock when the Plan originally became effective on January 28, 1992 shall, in connection with the subsequent cessation of his affiliation with the venture capital fund or other investment entity or corporate partner with which he was affiliated on such earlier effective date, receive a special stock option grant for 40,000 shares of Common Stock on the later of (i) the May 24, 1994 effective date of this plan restatement or (ii) the date upon which such affiliation ceases. Such individual, however, shall not be eligible to receive his or her next 3,000- share annual option grant until the first Annual Stockholders Meeting held more than six (6) months after the date of his or her special 40,000-share grant hereunder.

                           2. Each individual who receives his or her initial automatic option grant under Paragraph A of this Grant Dates section at a time when such individual is otherwise contractually committed to transfer the economic benefit of that grant and each subsequent grant to the venture capital fund or other investment entity or corporate partner with which he or she is affiliated,

                                       4.

         whether as partner, principal, stockholder or employee, and who subsequently ceases to be affiliated with the venture capital fund or other investment entity or corporate partner shall, immediately upon such cessation of affiliated status, receive a second stock option grant for 40,000 shares of Common Stock. Such individual, however, shall not be eligible to receive his or her next 3,000-share annual option grant until the first Annual Stockholders Meeting held more than six (6) months after the date of his or her special 40,000-share grant hereunder.

                  All non-employee Board members will be eligible for a special option grant in accordance with the foregoing criteria, whether they first joined the Board before or after the May 24, 1994 effective date of this plan restatement.

                  D. The 40,000-share limitation on the initial and special automatic option grants and the 3,000-share limitation on the automatic option grants to be made annually to each non-employee Board member shall be subject to periodic adjustment pursuant to the applicable provisions of Article I.

TERMS AND CONDITIONS OF GRANT

                  Each option granted in accordance with the automatic grant provisions of this Plan shall be evidenced by an instrument in the form of the prototype non-statutory stock option agreement attached to the Plan as Exhibit
A. Accordingly, each such automatic grant shall be subject to the following terms and conditions:

1.       Option Price.

         The option price per share shall be one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

2.       Term and Exercisability of Options.

         a. Initial Grant. Provided the optionee continues as a Board member, each initial automatic option grant under Paragraph A of the Grant Dates section shall become exercisable for one or more of the option shares in three (3) successive annual installments as follows:

                           (i) The first installment equal to one-third of the total option shares shall become exercisable on the first anniversary of the grant date, provided optionee attends all of the regularly-scheduled Board meetings held during the one-year period measured from the grant date. To the extent that optionee attends less than all of such meetings, the option shall lapse as to the number of shares determined by multiplying one-third of the total option shares by a fraction, the numerator of which is the number of such

                                       5.

         meetings not attended by the optionee during such one-year period and the denominator of which is the total number of such meetings held during that period. Any option shares as to which the option lapses shall no longer be subject to such option or otherwise available for purchase by the optionee.

                           (ii) The second installment equal to an additional one- third of the total option shares shall become exercisable on the second anniversary of the grant date, provided optionee attends all of the regularly- scheduled Board meetings held during the one-year period measured from the first anniversary of the grant date. To the extent that optionee attends less than all of such meetings, the option shall lapse as to the number of shares determined by multiplying one-third of the total option shares by a fraction, the numerator of which is the number of such meetings not attended by the optionee during the applicable one-year period and the denominator of which is the total number of such meetings held during such period. Any option shares as to which the option lapses shall no longer be subject to such option or otherwise available for purchase by the optionee.

                           (iii) The third installment equal to the final one-third of the total option shares shall become exercisable on the third anniversary of the grant date, provided optionee attends all of the regularly-scheduled Board meetings held during the one-year period measured from the second anniversary of the grant date. To the extent that optionee attends less than all of such meetings, the option shall lapse as to the number of shares determined by multiplying one-third of the total option shares by a fraction, the numerator of which is the number of such meetings not attended by the optionee during the applicable one-year period and the denominator of which is the total number of such meetings held during such period. Any option shares as to which the option lapses shall no longer be subject to such option or otherwise available for purchase by the optionee.

                  As the option becomes exercisable for one or more installments of the option shares, the installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the expiration or sooner termination of the option term.

         b. Annual Grant. Each annual option grant under Paragraph B of the Grant Dates section shall become exercisable in its entirety one (1) year after the grant date, provided optionee attends all of the regularly-scheduled Board meetings held during that one-year period. To the extent that optionee attends less than all of such meetings, the option shall lapse as to the number of shares determined by multiplying the number of total option shares by a fraction, the numerator of which is the number of such meetings not attended by the optionee during the applicable one-year period and the denominator of which is the total number of such meetings held during such period. Any option shares as to which the option lapses shall no longer be subject to such option or otherwise available for purchase 6.

by the optionee. To the extent the option becomes exercisable for one or more option shares, such option shall remain exercisable for such shares until the expiration or sooner termination of the option term.

         c. Special Grant. Provided the optionee continues as a Board member, any special automatic option grant made to that individual under Paragraph C of the Grant Dates section (the "Special Option") shall become exercisable for the option shares in accordance with the following provisions:

                           - One-third of the total option shares shall become exercisable upon the later of (i) the first anniversary of the grant date of his or her initial automatic option grant under Paragraph A of the Grant Dates section ("the Initial Grant Date") or (ii) the grant date of the Special Option, provided that in either event the optionee attended all of the regularly- scheduled Board meetings held during the one-year period measured from the Initial Grant Date. To the extent that optionee attended less than all of such meetings, the option shall immediately lapse as to the number of shares determined by multiplying one-third of the total option shares by a fraction, the numerator of which is the number of such meetings not attended by the optionee during such one-year period and the denominator of which is the total number of such meetings held during that period. Any option shares as to which the option lapses shall no longer be subject to such option or otherwise available for purchase by the optionee.

                           - An additional one-third of the total option shares shall become exercisable upon the later of (ii) the second anniversary of the Initial Grant Date or (ii) the grant date of the Special Option, provided optionee attended all of the regularly-scheduled Board meetings held during the one-year period measured from the first anniversary of the Initial Grant Date. To the extent that optionee attended less than all of such meetings, the option shall immediately lapse as to the number of shares determined by multiplying one-third of the total option shares by a fraction, the numerator of which is the number of such meetings not attended by the optionee during the applicable one-year period and the denominator of which is the total number of such meetings held during such period. Any option shares as to which the option lapses shall no longer be subject to such option or otherwise available for purchase by the optionee.

                           - The final one-third of the total option shares shall become exercisable upon the later of (i) the third anniversary of the Initial Grant Date or (ii) the grant date of the Special Grant, provided optionee attended all of the regularly-scheduled Board meetings held during the one-year period measured from the second anniversary of the Initial Grant Date. To the extent that optionee attended less than all of such meetings, the option

                                       7.

         shall immediately lapse as to the number of shares determined by multiplying one-third of the total option shares by a fraction, the numerator of which is the number of such meetings not attended by the optionee during the applicable one-year period and the denominator of which is the total number of such meetings held during such period. Any option shares as to which the option lapses shall no longer be subject to such option or otherwise available for purchase by the optionee.

                  For any special option grant made under Paragraph C.1 of the Grant Dates section to an individual who did not in fact receive an initial automatic option grant on the original effective date of the Plan, the foregoing schedule shall be adjusted so that the term "Initial Grant Date" shall mean the original January 28, 1992 effective date of the Plan, even though such individual did not receive an initial automatic option grant at that time.

                  As the Special Option becomes exercisable for one or more installments of the option shares, the installments shall accumulate, and the Special Option shall remain exercisable for the accumulated installments until the expiration or sooner termination of the option term.

         d. Term. Each option outstanding under the Plan on March 19, 1997 and each option subsequently granted under the Plan shall have a term of ten (10) years measured from the automatic grant date, whether or not optionee continues to serve as a Board Member, subject to earlier termination in connection with a Corporate Transaction or Hostile Take-Over as hereinafter provided.

3.       Exercise of Option.

         Upon exercise of the option, the option price for the purchased shares shall become immediately payable in one of the alternative forms specified below:

                  (i) cash or check payable to the Corporation's order; or

                  (ii) shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at Fair Market Value on the date of exercise; or

                  (iii) any combination of the foregoing so long as the total payment equals the aggregate option price for the purchased shares; or

                  (iv) payment effected through a broker-dealer sale and remittance procedure pursuant to which the Optionee (I) shall provide irrevocable instructions to a Corporation-designated broker-dealer to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, an amount equal to the
                                       8.

         aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation by reason of such purchase and (II) shall provide directives to the Corporation to deliver the certificates for the purchased shares directly to such broker-dealer.

4.       Limited-Transferability.

         The option may, in connection with the optionee's estate plan, be assigned in whole or in part during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Corporation may deem appropriate. Should the optionee die while holding the option, then that option shall be transferred in accordance with the optionee's will or the laws of descent and distribution.

5.       Effect of Termination of Board Membership.

         a. Should the optionee cease to serve as a Board Member for any reason (other than death) while holding an automatic option grant under this Article II, then such optionee shall have until the expiration of the ten (10)-year option term in which to exercise such option for any or all of the shares of Common Stock for which the option is exercisable at the time of such optionee's cessation of Board service. However, the option shall, immediately upon the optionee's cessation of service as a Board Member, terminate and cease to be outstanding for any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

         b. Should an optionee die while serving as a Board Member, then any outstanding automatic grant held by the optionee at the time of death may be subsequently exercised, for any or all of the shares at the time subject to that option, by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution. The option shall remain so exercisable until the expiration of the ten (10)-year option term.

         e. Each automatic option grant shall terminate and cease to remain exercisable for any of the option shares upon the expiration of the ten
(10)-year option term, subject to earlier termination upon a Corporate Transaction or Hostile Take-Over as hereinafter provided.


                                       9.

         f. For purposes of the Plan, the optionee shall be deemed to serve as a Board Member for so long as he or she continues to serve as a member of the Board or Directors or as a member of the board of directors of any Parent or Subsidiary of the Corporation.

6.       Stockholder Rights.

         An option holder shall have none of the rights of a stockholder with respect to any shares covered by the automatic grant until such individual shall have exercised the option, paid the option price and been issued a stock certificate for the purchased shares.

7. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the prototype Non-Statutory Stock Option Agreement attached as Exhibit A to the Plan.

CORPORATE TRANSACTION

                  A.  In  the  event  of  any  of  the  following   transactions
("Corporate Transaction"):

                  (i) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Corporation's incorporation; or

                  (ii) a sale of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation; or

                  (iii) any reverse merger in which the Corporation is the surviving entity but in which all of the Corporation's outstanding voting stock is transferred to the acquiring entity or its wholly-owned subsidiary;

                  then each automatic option grant at the time outstanding under the Plan and not otherwise at the time fully exercisable shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. Immediately following the consummation of such Corporate Transaction, all outstanding options under this Plan shall terminate and cease to be exercisable, except to the extent assumed by the successor corporation or its parent company.

                  B. To the extent one or more options understanding under the Plan at the time of the Corporate Transaction are assumed by the successor corporation or its parent company, then each of those options shall, immediately after such Corporate Transaction, be appropriately adjusted to apply and pertain to the number and class of securities which would have been issued to the option holder in the consummation of such Corporate

                                       10.

Transaction had that option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price shall remain the same.

                  C. The automatic grants in effect under this Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

CHANGE IN CONTROL/HOSTILE TAKEOVER

                  A. Each automatic option grant outstanding under the Plan at the time of a Change in Control of the Corporation shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares at any time prior to the expiration or sooner termination of the option term.

                  B. Upon the occurrence of a Hostile Take-Over, each automatic option grant at the time outstanding under the Plan shall automatically be cancelled in return for a cash distribution from the Corporation in an amount equal to the excess of (i) the Take- Over Price of the shares of Common Stock at the time subject to the cancelled option (whether or not the option is otherwise at the time exercisable for such shares) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made to the option holder within five (5) days following the consummation of the Hostile Take-Over. Stockholder approval of this 1997 restatement of the Plan shall constitute pre-approval of each option subsequently granted with such a automatic cancellation provision and the subsequent cancellation of that option in accordance with the provisions of this Paragraph B. No additional approval of the Board shall be required at the time of the actual option cancellation and cash distribution.

                  C. For purposes of this Article II, the following definitions shall be in effect:

                           A Change in Control shall be deemed to occur if:

                                    (i) any person or  related  group of persons
         (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of
         1934) of securities possessing more than forty percent (40%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders; or

                                       11.

                                    (ii) there is a change in the composition of
         the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                                    A Hostile Take-Over shall be deemed to occur
         in the event any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934) of securities possessing more than forty percent (40%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

                                    The  Take-Over  Price  per  share  shall  be
         deemed to be equal to the greater of (a) the Fair Market Value per share on the date of the option cancellation or (b) the highest reported price per share paid in effecting such Hostile Take-Over.

                  D. The shares of Common Stock subject to each option cancelled in connection with the Hostile Take-Over shall not be available for subsequent issuance under this Plan.


                                       12.

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

AMENDMENT OF THE PLAN

                  The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect any rights and obligations with respect to any stock options at the time outstanding under the Plan unless the optionee consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

EFFECTIVE DATE AND TERM OF PLAN

                  A. The Plan was adopted by the Board in December 1991 and approved by the Corporation's stockholders in January 1992. The Plan became effective on January 28, 1992, the date when the Common Stock first became subject to the registration requirements of Section 12 of the Securities Exchange Act of 1934. The Plan was subsequently amended on March 31, 1992. On May 24, 1994, the Plan was restated, subject to stockholder approval at the 1995 Annual Meeting, to (i) increase the maximum number of shares of Common Stock authorized for issuance under the Plan by an additional 200,000 shares, (ii) increase the number of shares for which an initial automatic option grant is to be made under Paragraph A of the Grant Dates section from 23,810 shares to 40,000 shares and the number of shares for which the annual automatic option grants are to made under Paragraph B of the Grant Dates section from 2,858 shares to 3,000 shares each, (iii) provide for a special 40,000-share option grant to each non-employee Board member upon his or her subsequent cessation of affiliate status with any venture capital fund or other investment entity or corporate partner with which he or she was affiliated at the time the Plan originally became effective on January 28, 1992 or which required him or her to transfer to such entity the economic benefit of any previous option grants to such individual and (iv) effect certain additional changes to the Plan to clarify the benefits available to participants. Nothing in the May 24, 1994 restatement shall have any effect or impact upon any prior option grants made under the Plan, and those prior option grants shall continue to be governed by the terms and provisions of the option agreements evidencing those grants.

                  B. The Plan was amended and restated by the Board on March 19, 1997 (the "1997 Restatement") to effect the following changes: (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan from 342 858 shares to 592,858 shares, (ii) allow each option outstanding under the Plan on or after March 19, 1997 to remain outstanding as to any otherwise exercisable option shares for the full ten (10)-year option term, whether or not the optionee continues to serve as a Board Member, and
(iii) effect a series of changes to the provisions of the Plan (including the stockholder approval requirements) in order to take advantage of the recent amendments

                                       13.

to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The 1997 Restatement is subject to stockholder approval at the 1997 Annual Meeting, and no option grants made on the basis of the 250,000-share increase shall become exercisable in whole or in part unless and until the 1997 Restatement is approved by the stockholders. Should such stockholder approval not be obtained, then any options granted on the basis of the 250,000-share increase shall terminate without ever becoming exercisable for those shares, and no further option grants shall be made on the basis of such share increase. In addition, all options outstanding under the Plan on or after March 19, 1997 will remain subject to a maximum twelve
(12)-month exercise period following the optionee's cessation of Board service. In the absence of such stockholder approval, option grants shall, however, continue to be made pursuant to the provisions of the Automatic Option Grant Program in effect under the Plan immediately prior to the 1997 Restatement. All option grants made prior to the 1997 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options, and nothing in the 1997 Restatement (other than the extension of the post-service exercise period) shall be deemed to modify or in any way affect those outstanding options or issuances.

                  C. The Plan shall terminate upon the earliest to occur of (i) December 2, 2001 unless sooner terminated by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the automatic grants made hereunder or (iii) the date on which all outstanding options are cashed-out in connection with the Hostile Takeover provisions of the Plan. If the date of termination is determined under clause (i) above, then any option grants outstanding on such date shall not be affected by the termination of the Plan and shall continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.

CASH PROCEEDS

                  Any cash proceeds received by the Corporation from the sale of shares pursuant to the automatic grants made under the Plan shall be used for general corporate purposes.

REGULATORY APPROVALS

                  The implementation of the Plan, the granting of any option hereunder, and the issuance of Common Stock upon the exercise of any such option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the Common Stock issued pursuant to it.


                                       14.

NO IMPAIRMENT OF RIGHTS

                  Nothing in this Plan or any automatic grant made pursuant to the Plan shall be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or its stockholders to remove any optionee from service on the Board at any time in accordance with the provisions of applicable law.



                                       15.

                                    EXHIBIT A

                                                          AUTOMATIC OPTION GRANT


                           MATRIX PHARMACEUTICAL, INC.

                      NON-STATUTORY STOCK OPTION AGREEMENT


                  AGREEMENT made this day of , 199 by and between Matrix Pharmaceutical, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), and 1~ (the "Optionee").

                                   WITNESSETH:

RECITALS

                  A. The Company's Board of Directors (the "Board") has adopted the Company's 1991 Director Stock Option Plan (the "Plan") for the purpose of providing an equity incentive for individuals to serve as non-employee members of the Board.

                  B. Optionee is a non-employee Board member who is entitled to receive an option to acquire shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), pursuant to the automatic option grant program implemented for non-employee Board members under the Plan. This Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the automatic option grant made to such Optionee thereunder.

                  C. The granted option is intended to be a non-statutory stock option which does not satisfy the requirements of Section 422 of the Internal Revenue Code.

                  D. For purposes of this Agreement, the following definitions shall be in effect:

                  Board Member: The Optionee shall be deemed to be a Board Member for so long as such individual continues to serve as a member of the Company's Board of Directors (the "Board") or as a member of the board of directors of any Parent or Subsidiary Corporation.

                  Fair Market Value: The Fair Market Value per share of Common Stock on any date in question shall be determined in accordance with the following provisions:

                  (i) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers, Inc. on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

                  (ii) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange serving as the primary market for the Common Stock, as such price is officially quoted on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                  Parent Corporation: A corporation shall be deemed to be a Parent Corporation if it is one of the corporations (other than the Company) in an unbroken chain of corporations ending with the Company, provided each such corporation (other than the Company) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  Subsidiary Corporation: A corporation shall be deemed to be a Subsidiary Corporation if it is one of the corporations (other than the Company) in an unbroken chain of corporations beginning with the
         Company, provided each such corporation (other than the last corporation in the unbroken chain) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

TERMS

                  1. Grant of Option. On , 199 (the "Grant Date"), there is hereby automatically granted to Optionee, pursuant to the provisions of the Plan, a stock option to purchase up to 3,000 shares of Common Stock (the "Option Shares") upon the terms and conditions set forth in this Agreement and in the Plan, and such terms and conditions of the Plan are hereby incorporated into this Agreement by reference and made a part hereof as if expressly included in this Agreement. The Option Shares shall be purchasable in accordance with such terms and conditions at the option exercise price of $__________ per share (the "Option Price").



                                       2.

                  2. Option Term. This option shall have a term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on _______________________, 200 (the "Expiration Date"), unless sooner terminated in accordance with Paragraph 7A or 7C of this Agreement.

                  3. Limited  Transferability.  This option,  together  with the special stock appreciation right under Paragraph 7C, may, in connection with Optionee's estate plan, be assigned in whole or in part during Optionee's lifetime to one or more members of Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment. Any other attempt to assign, pledge, transfer, hypothecate or otherwise dispose of this option or the special stock appreciation right during Optionee's lifetime, and any levy of execution, attachment or similar process on this option or such stock appreciation right shall be null and void. Should the Optionee die while holding this option, then this option shall be transferred in accordance with Optionee's will or the laws of inheritance and distribution.

                  4. Exercisability. This option shall become exercisable in accordance with the terms of attached Exhibit I. Once this option becomes exercisable for one or more Option Shares in accordance with Exhibit I, those Option Shares shall accumulate, and this option shall remain exercisable for the accumulated Option Shares until the Expiration Date or sooner termination of the option term under Paragraph 7A or 7C.

                  5. Cessation of Board Membership. Should the Optionee cease to serve as a Board Member while this option is outstanding, then the following provisions shall become applicable:

                           (i) Should the Optionee's service as a Board Member terminate for any reason other than death while this option is outstanding, then Optionee shall have until the Expiration Date of the option term to exercise this option for any Option Shares for which this option is exercisable on the date of such cessation of Board service. However, this option shall, immediately upon the Optionee's cessation of service as a Board Member, terminate and cease to be outstanding with respect to any Option Shares for which this option is not otherwise at that time exercisable in accordance with the provisions of this Agreement.

                           (ii) Should the Optionee die while serving as a Board Member, then the personal representative of the Optionee's estate (or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of inheritance) shall have the

                                       3.

         right to exercise this option for any or all of the Option Shares at the time subject to such option. Such right shall lapse, and this option shall cease to be exercisable, upon the Expiration Date of the option term.

                           (iii) In no event may this option be exercised for any Option Shares after the specified Expiration Date of the option term or the sooner termination of this option under Paragraph 7A or 7C.

                  6.       Adjustment in Option Shares.

                  A. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, combination  of  shares,  exchange  of  shares  or other  change  affecting  the outstanding Common Stock as a class without receipt of consideration, appropriate adjustments shall automatically be made to the number and/or class of securities subject to this option and the Option Price payable per share in order to reflect such transaction and thereby preclude the dilution or enlargement of benefits hereunder.

                  B. If this option is assumed in connection with a Corporate Transaction under Paragraph 7, then this option shall, immediately after such Corporate Transaction, be appropriately adjusted to apply and pertain to the number and class of securities which would have been issued to Optionee in the consummation of such Corporate Transaction had this option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Option Price payable per share, provided the aggregate Option Price shall remain the same.

                  7.       Corporate   Transaction/Change   in   Control/Hostile
                           Take-Over.

                  A. In the event of any of the following transactions (a "Corporate Transaction"):

                           (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation, or

                           (ii) a sale of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation; or

                           (iii) any reverse merger in which the Company is the surviving entity but in which all of the Company's outstanding voting stock is transferred to the acquiring entity or its wholly-owned subsidiary;


                                       4.

                  the exercisability of this option shall automatically accelerate so that such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to all the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares. Immediately following the consummation of the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

                  B. In connection with any Change in Control of the Company, the exercisability of this option shall automatically accelerate so that such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable with respect to all the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares. The option as so accelerated shall remain exercisable until the expiration or sooner termination of the option term. For purposes of this Agreement, a Change in Control shall be deemed to occur in the event:

                           (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than forty percent (40%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders; or

                           (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                  C. Should a Hostile Take-Over of the Company occur at any time while this option is outstanding, then this option shall automatically be cancelled upon the effective date of such Hostile Take-Over in exchange for a cash distribution from the Company. Such distribution shall be in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to this option (whether or not the option is at the time otherwise exercisable for such shares) over the aggregate Option Price payable for such shares. The cash distribution shall be made within five (5) days following the effective date of the Hostile Take-Over, and no approval of the Board shall be required

                                       5.

in connection with such cancellation and distribution. For purposes of this Paragraph 7C, the following definitional provisions shall be in effect:

                           A Hostile Take-Over shall be deemed to occur in the event (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) acquires ownership of securities possessing more than forty percent (40%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept.

                           The Take-Over Price per share shall be deemed to be equal to the greater of (a) the Fair Market Value per share of Common Stock on the date of the option cancellation or (b) the highest reported price per share paid by the acquiring entity in effecting the Hostile Take-Over.

                  D. This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                  8. Privilege of Stock Ownership. Optionee shall not have any stockholder rights with respect to the Option Shares until such individual shall have exercised the option, paid the Option Price for the purchased shares and been issued a stock certificate for such shares.

                  9.       Manner of Exercising Option.

                  A. In order to exercise this option for one or more Option Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, the Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

                           (i) Execute and deliver to the Secretary of the Company a written notice of exercise (the "Exercise Notice") in substantially the form of Exhibit II attached hereto.

                           (ii) Pay the aggregate Option Price for the purchased shares in one or more of the following alternative forms:

                                    - full payment in cash or check made payable
                  to the Company's order;

                                       6.

                                    - full  payment  in shares  of Common  Stock
                  held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;

                                    - full payment in a combination of shares of
                  Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check; or

                                    - full payment through a sale and remittance
                  procedure pursuant to which the Optionee (a) shall provide irrevocable instructions to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (b) shall concurrently provide directives to the Company to deliver certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                           (iii)    Furnish   to   the    Company    appropriate
         documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                  B. For purposes of this Agreement, the Exercise Date shall be the date on which the Exercise Notice shall have been delivered to the Company. Except to the extent the sale and remittance procedure specified above may be utilized in connection with the exercise of this option, payment of the Option Price for the purchased shares must accompany such notice.

                  C. As soon as practical after the exercise of this option in accordance with the provisions of this Agreement, the Company shall mail or deliver to or on behalf of the Optionee (or any other person or persons exercising this option) a stock certificate representing the purchased shares.

                  D. In no event may this option be exercised for any fractional shares.

                  10. Legality of Issuance. The Company shall not be obligated to sell or issue any Option Shares pursuant to this Agreement if such sale or issuance might, in the opinion of the Company and the Company's counsel, constitute a violation by the Company of any applicable law or regulation.


                                       7.

                  11. Binding Effect. Subject to the limitations set forth in Paragraph 3 of this Agreement, this Agreement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives, and successors and assigns of the parties hereto; provided, however, that Optionee may not assign any of Optionee's rights under this Agreement other than as permitted under Paragraph 3.

                  12. No Impairment of Rights. Nothing in this Agreement or in the Plan shall be deemed to impair or otherwise restrict the rights of the Company or its stockholders to remove the Optionee from the Board at any time pursuant to the provisions of applicable law.

                  13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents.

                  14. Notices. All notices and other communications under this Agreement shall be in writing. Unless and until the Optionee is notified in writing to the contrary, all notices, communications and documents directed to the Company shall, if not personally delivered, be mailed to the Company at the following address:

                           Matrix Pharmaceutical, Inc.
                           34700 Campus Drive
                           Fremont, CA  94555

                  Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for the Optionee shall, if not personally delivered, be mailed to Optionee's last known address as shown on the Company's books. Notices and communications shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received only when actually received, unless properly mailed by registered mail, return receipt requested, in which event they shall be deemed received two days after the date of mailing.

                  15. Construction. This Agreement and the option evidenced hereby are issued pursuant to the automatic grant program for non-employee Board Members in effect under the Plan and shall be subject to the express terms and provisions of the Plan applicable to such automatic grants.



                                       8.

                  IN WITNESS WHEREOF, Matrix Pharmaceutical, Inc. has caused this Agreement to be executed on its behalf by its duly-authorized officer and the Optionee has executed this Agreement, all on the day and year first above written.


                                      MATRIX PHARMACEUTICAL, INC.

                                      By __________________________________

                                      Title _______________________________

                                      _____________________________________
                                                   OPTIONEE

                                     Address ______________________________

                                             ______________________________


                                       9.

                                    EXHIBIT I

                                EXERCISE SCHEDULE

                  The option shall become exercisable in accordance with the following terms and conditions, provided the Optionee continues in service as a Board Member.

                  The option shall become exercisable for all of the Option Shares one (1) year after the Grant Date, provided the Optionee attends all of the regularly-scheduled Board meetings held during that one-year period. To the extent that the Optionee attends less than all of such meetings, this option shall lapse as to the number of Option Shares determined by multiplying the total number of Option Shares by a fraction, the numerator of which is the number of such meetings attended by the Optionee during the applicable one-year period and the denominator of which is the total number of such meetings held during that period. Any Option Shares as to which this option so lapses shall no longer be subject to such option or otherwise available for purchase by the Optionee.

                  In no event shall this option become exercisable for any additional Option Shares following the date the Optionee ceases to serve as a Board Member.

                                   EXHIBIT II


                       NOTICE OF EXERCISE OF STOCK OPTION


                  I hereby notify Matrix Pharmaceutical, Inc. (the "Company") that I elect to purchase shares of the Company's Common Stock (the "Purchased Shares") pursuant to that certain option (the "Option") granted to me on to purchase up to 3,000 shares of such Common Stock at an option price of $ per share (the "Option Price").

                  Concurrently with the delivery of this Exercise Notice to the Secretary of the Company, I shall hereby pay to the Company the Option Price for the Purchased Shares in accordance with the provisions of my agreement with the Company evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect the payment of the Option Price for the Purchased Shares.


_____________________________       _________________________________________
Date                                Optionee

                         Address:   _________________________________________

                                    _________________________________________



       Print name in exact manner
       it is to appear on the
       stock certificate:          _________________________________________

                                   _________________________________________



      Address to which certificate
      is to be sent, if different
      from address above:          _________________________________________

                                   _________________________________________

                                   _________________________________________



      Social Security Number:      _________________________________________

                                                                      APPENDIX C

                           MATRIX PHARMACEUTICAL, INC.
                                      PROXY
                  Annual Meeting of Stockholders, June 25, 1997

                This Proxy is Solicited on Behalf of the Board of
                           Matrix Pharmaceutical, Inc.

         The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held June 25, 1997 and the Proxy Statement and appoints Edward E. Luck and Craig R. McMullen and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Matrix Pharmaceutical, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters, 34700 Campus Drive, Fremont, California 94555 on Wednesday, June 25, 1997 at 10:00 A.M. (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

         1. To elect the following directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified:

                                                                  WITHHOLD
                                                                 AUTHORITY
                                                  FOR             TO VOTE

                  J. Stephan Dolezalek           _____             _____
                  Edward E. Luck                 _____             _____
                  John E. Lyons                  _____             _____
                  Craig R. McMullen              _____             _____
                  Julius L. Pericola             _____             _____
                  Alan E. Salzman                _____             _____

         2.       FOR   AGAINST   ABSTAIN
                                                To approve certain amendments to
                                                the  Company's  1988  Restricted
                                                Stock    Plan   (the    "Plan"),
                                                including (i) an increase in the
                                                maximum   number  of  shares  of
                                                common  stock   authorized   for
                                                issuance  under  the  Plan by an
                                                additional  2,000,000 shares and
                                                (ii) the  extension  of the term
                                                of the Plan  from  September  2,
                                                1998 to December 31, 2002.

         3.       FOR   AGAINST   ABSTAIN
                                                To approve certain amendments to
                                                the  Company's   1991  Directors
                                                Stock     Option    Plan    (the
                                                "Directors Plan"),  including an
                                                increase in the  maximum  number
                                                of  shares   of   common   stock
                                                authorized  for  issuance  under
                                                the   Directors   Plan   by   an
                                                additional 250,000 shares.

         4.       FOR   AGAINST   ABSTAIN

                                                To    ratify    the   Board   of
                                                Director's  selection of Ernst &
                                                Young   LLP  to   serve  as  the
                                                Company's            independent
                                                accountants  for the fiscal year
                                                ending December 31, 1997.

         In accordance with the discretion of the proxyholders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

         The Board of Directors recommends a vote FOR each of the directors listed above and a vote FOR the other proposals. This Proxy, when properly executed, will be voted as specified above. If no specification is made, this Proxy will be voted IN FAVOR OF the election of the directors listed above and IN FAVOR OF the other proposals.

         Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

         -----------------------------------------------------------------------
                                 (Print name(s) on certificate)


         Please sign your name:                                Date:

         ----------------------------------------------------  -----------------
                      (Authorized Signature(s))